UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21749

                           CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

                                     Wilmington, DE 19808

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

                                     Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT	December 31, 2014

Dear Fellow Shareholders:

If the story of the markets during the last quarter of 2014 was a film by Steven Spielberg, it would be a strong candidate for an Oscar. It was full of drama. World news was dominated by stories on the Ebola virus, fanning fears of an unstoppable viral contagion. The courageous and selfless healthcare professionals helping on the front lines were being vilified if they contracted or were suspected of contracting the virus. What seemed like a story which would never go away - has faded, at least for the time being, from daily consideration. More specific to the financial markets, the Obama administration’s efforts to thwart tax inversion transactions gained some credibility when the merger between Shire plc and AbbVie was terminated. Throughout the history of merger arbitrage, there is the periodic large merger deal which busts and creates short-term panic as arbitrageurs (imbedded in hedge funds these days) unwind the trade and suffer from the widening of spreads in other parts of their arbitrage book. The markets were simultaneously confronted with both Ebola and Shire in early to mid-October, which led to the first significant market correction since 2012 and had the S&P 500 Index1 back to flat for the year. Smaller cap stocks were then down 6% for the year. Like many of the market reversals of past, there was no clear trigger. Valuations were suddenly more attractive, no other “shoes fell”, and third quarter earnings were supportive of a rally.

As in many good dramas, there were other parallel stories unfolding. We had written in prior quarters about significant weakness in many commodity markets, but oil had been more resilient. Oil is an unusual commodity and, like gold, can be influenced for extended periods by more than just simple measures of supply and demand. There is a geopolitical “vector” which factors into the pricing. The political instability in many of the producing regions was an important factor once again in 2014, particularly in Libya, Iraq, and Russia. As Libya struggles to find political stability, their oil export capability has been disrupted on a number of occasions. Iraq is confronted with not only a new terror organization in ISIS, but one which ironically understands the importance of money to support their cause. Therefore, controlling oil production has been part of their strategy. Russia has been a wild card ever since Putin annexed Crimea with concerns over whether the undeclared war with Ukraine could impact oil production.

We now know oil prices were factoring in too much of a geopolitical risk premium relative to growing production and more tempered demand from many parts of the world. While there are devout peak oil believers, many other market participants had also become accustomed to the notion of an ever rising price of oil. Or, at the very least, the belief that oil prices would not violate the lower bound of $75-100. Enter OPEC, meeting on of all days, Thanksgiving. Many observers had written about the need for $100 oil for key oil producing countries such as Saudi Arabia to support their social programs, which are considered essential to maintaining the status quo of their governing structure. Again, the market was surprised and oil has broken through yet another round number - this time $50.

The oil saga continues to develop. The decline since late November has been precipitous and caught most energy companies and energy market participants by surprise. On the one hand, it is well understood to be

1

an enormous benefit to consumer driven economies such as the U.S. The windfall is estimated to be worth over $150 billion, providing consumers with more discretionary dollars to spend elsewhere over the course of the year. However, there is a partial offset as the energy renaissance had been a substantial part of the growth in industrial production, capital spending, and high paying jobs. Oil exploration and production (E&P) companies tend to spend at least as much as they cash-flow so, as their cash-flow collapses with lower price realizations, so do their budgets. Although it is a moving target, we estimate a 30-40% reduction in capital spending by the E&P companies that will be a drag on many suppliers, certain regions of the country, and offset some of the consumer benefit on overall economic growth.

Concerns over global economic deceleration and deflation have been an undercurrent and begin to explain much of the market leadership in 2014. The strength of the bond market and the resultant outperformance of stocks which act like bonds would otherwise not make sense in the context of the health of the U.S. economy. Ten-year U.S. Treasury bonds seem to be anchored to German Bunds which are discounting deflation and the probability of the European Central Bank (ECB) Quantitative Easing (QE)2. The loss of economic momentum in three of the four countries of Brazil, Russia, India and China (BRICs) (India stands alone) is also creating deflationary pressure which circularly hurts those dependent upon natural resources. It is unlikely global growth will be as synchronized as it was post the Great Recession; however, many developed and emerging countries are employing both monetary and fiscal programs to reverse the trends. It is hard to predict how successful these initiatives will be, but as India demonstrated in 2014, it can turn quickly. Other potential offsets include Europe benefiting from QE, a lower Euro, and lower energy prices. A key catalyst could also be some sense of resolution to the Russia/Ukraine situation, which would restore confidence and important trade activity.

How does the drama play out in 2015? We believe the U.S. economy will continue to improve at a measured pace with lower energy prices being a net benefit for our consumer driven economy. Once again, events off our shores will be important to monitor as the impact on commodities, currencies, and bond yields can influence sector leadership and companies with specific exposure to these variables. Although these macro factors can at times overwhelm fundamentals, we remain confident in our ability to identify attractive opportunities which meet our change, neglect, and valuation framework.

There continues to be a record amount of change opportunities to consider. The proliferation of activist investors is accelerating the pace of spin-offs, divestitures, capital returns, and management changes. We believe activism has been helpful in getting companies to respect corporate governance principles and to be held more accountable for strategic and capital allocation decisions. We tend to be attracted to the same characteristics as activists and own a number of positions which have activist involvement or could attract activist attention. Companies with unrelated business units have been an area of interest of ours for many decades and do attract activist attention as they advocate for more strategic focus. The record number of spin-off announcements is likely related to this pressure. Unlike many years ago when spin-offs were undertaken to discard unwanted/poorly positioned businesses, spins in recent years have involved stronger businesses which could become even more prosperous if independent. In fact, many recently spun-off companies themselves become the targets of activists and formerly spun-off companies or the parent companies have become subject to acquisitions. Our focus on these types of situations and other transformations should provide attractive rewards for our clients in what promises to be a year full of more drama.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the six month period ended December 31, 2014.

CRM Small Cap Value Fund returned 2.98% and 2.85% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 0.01% for the Russell 2000 Value Index3 and

2

1.65% for the Russell 2000 Index3. The fund’s relative outperformance versus the Russell 2000 Value Index during the period was primarily driven by stock selection within the consumer discretionary sector. Individual holdings that positively impacted performance included Regis Corporation, which owns, operates, and franchises beauty salons; infection prevention and surgical products and services provider, STERIS Corporation; and Catalent, a global provider of advanced delivery technologies and development solutions for drugs, biologics, and consumer health products. Regis posted positive same store sales service comp in its biggest brand, Supercuts, for the first time in over two years. The company has placed a greater emphasis on the potential to refranchise additional stores. STERIS announced the acquisition of UK-listed Synergy Health for $2 billion in October. The acquisition is significantly accretive and highly complementary to STERIS’ existing businesses. The deal also allows the company to materially lower its new combined company tax rate through an inversion into a new UK-domiciled company. We purchased shares in Catalent during its Initial Public Offering (IPO) in late July 2014. Catalent has a market leading position in softgel manufacturing for over-the-counter and prescription medication and offers medication development and clinical services to pharmaceutical companies. The company reported solid results for its first quarter as a public company.

Our lack of exposure to real estate investment trusts (REITs) in the financial services sector was a headwind to fiscal year-to-date performance. While our underweighting to energy served us well during the time period, individual energy stocks such as Oasis Petroleum and C&J Energy Services detracted from performance. Oasis Petroleum’s recent inability to execute its strategy well became a greater risk given its financial leverage and current oil prices. We initiated a position in C&J Energy following the decline in oil prices, which contributed to its disappointing performance. We believe the company’s pending merger with Nabors’ pressure pumping business will make it a market leader. The combined company could achieve significant cost savings, giving it an opportunity to grow earnings even with low oil prices. The decline in the Euro, as well as concerns about demand in the region, weighed on shares of OM Group, a technology-driven industrial company, and also detracted from the performance of the portfolio.

CRM Small/Mid Cap Value Fund returned -1.49% and -1.59% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to -0.70% for the Russell 2500 Value Index4 and 1.06% for the Russell 2500 Index4. The main areas of relative underperformance versus the Russell 2500 Value Index can be attributed to stock selection within the utilities and the financial services sectors and to our underweight in REITs. Top detractors during the period included Whiting Petroleum Corporation, an independent oil and gas company; The Manitowoc Company, Inc. which is a multi-industry, capital goods manufacturer; and diversified natural resource company, MDU Resources. Whiting Petroleum declined more than the average oil producer. Its exposure is primarily in the Bakken Shale, which is perceived to be a higher cost basin. Additionally, the company completed the acquisition of Kodiak, which is attractive on a long-term basis but increases Whiting’s balance sheet leverage. Manitowoc underperformed after a very disappointing quarter in both of the company’s businesses due to a challenging demand environment and lack of customer confidence. A reduction in 2014 earnings and operational issues in the E&P business pressured shares of MDU Resources. Management announced its intention to sell its E&P business in order to reallocate resources to its other businesses which should offer higher returns at lower risk profiles. However, the process may take longer given the decline in oil prices.

Individual holdings that positively impacted performance included fast food hamburger restaurant Burger King Worldwide, global medical device company Cooper Companies, and actionable intelligence solutions provider Verint Systems. Burger King (now known as Restaurant Brands International) continued to post better than expected earnings driven by a strong increase in North American sales. The company also closed the Tim

3

Horton’s deal, which should provide a new avenue for future earnings growth. Shares of The Cooper Companies performed well following the close of its $1.2 billion acquisition of Sauflon. The acquisition accelerates Cooper’s move into one-day silicone hydrogel contact lenses around the world. The deal is highly strategic and we expect strong financial accretion. Verint is transitioning from being a provider of call monitor technology to a provider of enterprise intelligence and cybersecurity applications. The company is seeing success cross-selling products gained through the acquisition of KANA last year. At the same time, it continues to expand its security offerings and win large new orders.

CRM Mid Cap Value Fund returned 1.19% and 1.08% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 3.25% for the Russell Midcap Value Index5 and 4.18% for the Russell Midcap Index5. Relative underperformance versus the Russell Midcap Value Index for the period is primarily attributed to our stock selection within the energy sector and our overweight to producer durables, a sector which underperformed during the time period. Top detractors during the period included the energy companies Whiting Petroleum Corporation and Weatherford International plc, as well as Crane Co., a manufacturer of engineered industrial products. Whiting Petroleum declined more than the average oil producer. Its exposure is primarily in the Bakken Shale, which is perceived to be a higher cost basin. Additionally, the company completed the acquisition of Kodiak which is attractive on a long-term basis but increases Whiting’s balance sheet leverage. Weatherford made significant progress on its restructuring plan during the time period. It sold its engineered chemistry and drilling fluids businesses to Lubrizol for $750 million. The company also sold its interest in the ProServ Group to ProServ management and a financial sponsor. All told, the company generated nearly $1 billion from divestments, which will be used to repay debt. Despite the progress, shares of Weatherford declined along with the energy sector and oil prices. Crane reported third quarter 2014 earnings below expectations and reduced its full year earnings outlook. This was primarily due to weaker than expected results in its fluid handling segment. Additionally, weaker commodity prices continued to weigh on investor sentiment.

Individual holdings that contributed to performance included animal health medicines and vaccines company Zoetis, Inc., global medical technology company CareFusion Corporation, and Dollar Tree, Inc. an operator of discount variety stores offering merchandise at the fixed price of $1.00 in the United States and Canada. Zoetis outperformed as investors started to see stabilization in the base business, growth ahead from rebuilding of the U.S. cattle herd, and a meaningful contribution from Apoquel, a potentially key new product once full supply comes online in 2015. The company also announced a new CFO, Paul Herendeed, who we believe represents a substantial leadership team improvement. CareFusion was acquired for cash and stock by Becton Dickinson during the fourth quarter of 2014. Dollar Tree posted strong third quarter 2014 earnings with better sales and margins than expected. With its high return on invested capital (ROIC) and strong balance sheet, we expect to see an accelerated return of capital to shareholders. The company appears well positioned to benefit from a strengthening U.S. consumer. There is also optionality in its attempt to acquire Family Dollar Stores.

CRM Large Cap Opportunity Fund returned 4.23% and 4.07% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 4.78% for the Russell 1000 Value Index6 and 5.57% for the Russell 1000 Index6. The main areas of relative underperformance versus the Russell 1000 Value Index was stock selection within the energy sector. Top individual detractors from the Fund’s performance during the first half of the fiscal year were all from the energy sector and included Whiting Petroleum Corporation, Weatherford International plc, and Anadarko Petroleum Corporation. Whiting Petroleum declined more than the average oil producer. Its exposure is primarily in the Bakken Shale, which is perceived to be a higher cost basin. Additionally, the company completed the acquisition of Kodiak which is attractive on a long-term basis

4

but increases Whiting’s balance sheet leverage. Weatherford made significant progress on its restructuring plan. It sold its engineered chemistry and drilling fluids businesses to Lubrizol for $750 million. The company also sold its interest in the ProServ Group to ProServ management and a financial sponsor. All told, the company generated nearly $1 billion from divestments, which will be used to repay debt. Despite the progress, shares of Weatherford declined along with the energy sector and oil prices. Anadarko shares were also pressured following OPEC’s announcement on Thanksgiving that it would not cut production.

Air Products & Chemicals, an industrial gases company; Dollar Tree, Inc. an operator of discount variety stores offering merchandise at the fixed price of $1.00 in the United States and Canada; and animal health medicines and vaccines company Zoetis, Inc. were primary positive contributors for the last six months. Air Products and Chemicals reported a strong end to its fiscal year and provided better than expected initial fiscal year ‘15 guidance. Recent results have been helped by cost initiatives and we believe there is still significant room for improvement under the leadership of the new CEO. Dollar Tree posted strong third quarter 2014 earnings with better sales and margins than expected. With its high return on invested capital (ROIC) and strong balance sheet, we expect to see an accelerated return of capital to shareholders. The company appears well positioned to benefit from a strengthening U.S. consumer. There is also optionality in its attempt to acquire Family Dollar Stores. Zoetis outperformed as investors started to see stabilization in the base business, growth ahead from rebuilding of the U.S. cattle herd, and a meaningful contribution from Apoquel, a potentially key new product once full supply comes online in 2015. The company also announced a new CFO, Paul Herendeed, who we believe represents a substantial leadership team improvement.

CRM All Cap Value returned 0.54% and 0.46% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to 4.39% for the Russell 3000 Value Index7 and 5.25% for the Russell 3000 Index7. The main areas of relative underperformance versus the Russell 3000 Value Index was stock selection within the energy sector. Individual positions which detracted from performance included two energy positions: Whiting Petroleum Corporation and Weatherford International. Mass media company CBS Corporation was also an individual position which detracted from performance. Whiting Petroleum declined more than the average oil producer. Its exposure is primarily in the Bakken Shale, which is perceived to be a higher cost basin. Additionally, the company completed the acquisition of Kodiak which is attractive on a long-term basis but increases Whiting’s balance sheet leverage. Weatherford made significant progress on its restructuring plan. It sold its engineered chemistry and drilling fluids businesses to Lubrizol for $750 million. The company also sold its interest in the ProServ Group to ProServ management and a financial sponsor. All told, the company generated nearly $1 billion from divestments, which will be used to repay debt. Despite the progress, shares of Weatherford declined along with the energy sector and oil prices. Shares of CBS were pressured on broad concerns regarding the health of the advertising market. The company is in the midst of a substantial return of capital plan program which includes retiring approximately a third of its outstanding shares. Further, the company continues to diversify its revenue stream through non-cyclical, high-margin retransmission/reverse compensation and OTT (over-the-top) payments.

Stock selection within the health care sector contributed to performance during the period across positions such as Zoetis, Inc. and Catalent, Inc. In addition, Air Products & Chemicals was also a primary positive contributor for the last six months. Zoetis, an animal health medicines and vaccines company, outperformed as investors started to see stabilization in the base business, growth ahead from rebuilding of the U.S. cattle herd, and a meaningful contribution from Apoquel, a potentially key new product once full supply comes online in 2015. The company also announced a new CFO, Paul Herendeed, who we believe represents a substantial leadership team improvement. We purchased shares in Catalent during its IPO in late July 2014. Catalent has

5

a market leading position in softgel manufacturing for over-the-counter and prescription medication and offers medication development and clinical services to pharmaceutical companies. The company reported solid results for its first quarter as a public company. Air Products and Chemicals reported a strong end to its fiscal year and provided better than expected initial fiscal year ‘15 guidance. Recent results have been helped by cost initiatives and we believe there is still significant room for improvement under the leadership of the new CEO.

CRM Global Opportunity Fund returned -3.40% and -3.54% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to -1.90% for the MSCI ACWI Index8 and -1.17% for the MSCI World Index8. Relative underperformance versus the MSCI ACWI Index was primarily due to stock selection within the energy and consumer discretionary sectors. U.S. energy companies Whiting Petroleum Corporation and Weatherford International plc, as well as South Korean based auto manufacturer Hyundai Motor Corporation were top individual detractors for the fiscal year to date. Whiting Petroleum declined more than the average oil producer. Its exposure is primarily in the Bakken Shale, which is perceived to be a higher cost basin. Additionally, the company completed the acquisition of Kodiak which is attractive on a long-term basis but increases Whiting’s balance sheet leverage. Weatherford made significant progress on its restructuring plan. It sold its engineered chemistry and drilling fluids businesses to Lubrizol for $750 million. The company also sold its interest in the ProServ Group to ProServ management and a financial sponsor. All told, the company generated nearly $1 billion from divestments, which will be used to repay debt. Despite the progress, shares of Weatherford declined along with the energy sector and oil prices. Hyundai Motor suffered over concerns regarding intensified Japanese competition, following a surprise quantitative easing by the Bank of Japan and rapid depreciation of the Yen versus Korean Won. The lingering South Korean labor union dispute and fears of slowing emerging market demand further pressured the stock.

The leading contributors to performance were animal health medicines and vaccines company Zoetis, Inc.; Air Products & Chemicals, an industrial gases company; and Dollar Tree, Inc., an operator of discount variety stores offering merchandise at the fixed price of $1.00 in the United States and Canada. Zoetis outperformed as investors started to see stabilization in the base business, growth ahead from rebuilding of the U.S. cattle herd, and a meaningful contribution from Apoquel, a potentially key new product once full supply comes online in 2015. The company also announced a new CFO, Paul Herendeed, who we believe represents a substantial leadership team improvement. Air Products and Chemicals reported a strong end to its fiscal year and provided better than expected initial fiscal year ‘15 guidance. Recent results have been helped by cost initiatives and we believe there is still significant room for improvement under the leadership of the new CEO. Dollar Tree posted strong third quarter 2014 earnings with better sales and margins than expected. With its high return on invested capital (ROIC) and strong balance sheet, we expect to see an accelerated return of capital to shareholders. The company appears well positioned to benefit from a strengthening U.S. consumer. There is also optionality in its attempt to acquire Family Dollar Stores.

CRM International Opportunity Fund returned -9.28% and -9.35% for the Institutional and Investor Share classes, respectively, in the first half of the fiscal year, as compared to -8.93% for the MSCI ACWI (ex-U.S.) Index9 and -9.24% for the MSCI EAFE Index9. Underperformance relative to the MSCI ACWI (ex-U.S.) was primarily due to stock selection within the consumer discretionary and industrials sectors. The Germany-based sports footwear company adidas AG, South Korean based auto manufacturer Hyundai Motor Corporation and United Kingdom-based industrials company Rolls-Royce were top detractors for the fiscal year to date. Adidas AG shares continued to be under pressure given weak golf trends, exposure to Russia, and adverse currency impacts. We believe the market is overly discounting these factors and not assigning proper value to what is still a strong global and growing athletic brand. Hyundai Motor suffered over concerns regarding intensified

6

Japanese competition, following a surprise quantitative easing by the Bank of Japan and rapid depreciation of the Yen versus Korean Won. The lingering South Korean labor union dispute and fears of slowing emerging market demand further pressured the stock. Rolls-Royce underperformed after lowering its revenue growth outlook for its Energy and Power Systems divisions. This was a result of geopolitical turmoil and a weakening commodity market, which prompted customers in oil and gas, as well as mining and construction industries, to delay orders.

Stock selection within the information technology and materials sectors contributed to performance for the period. The leading individual contributors to performance were Gentera SAB de CV (Gentera), formerly Compartamos SAB de CV, a Mexico-based financial institution specialized in banking and credit services; ITV plc, a commercial television network in the United Kingdom; and Robinsons Retail Holdings, Inc., which is the second-largest multi-format retailer in the Philippines. Gentera performed well as the market responded positively to better than expected second quarter results. These results suggest Gentera’s strategy to diversify its Mexican business into the urban micro finance sector could enhance shareholder value. ITV plc outperformed after the company beat consensus expectations for the first half of 2014, gave shareholder-friendly guidance of 20% dividend growth over the next three years, and raised its cost-saving target. The company attracted attention as a multinational cable and content consolidator, Liberty Global plc, took a 6.4% equity stake in the company. The news revived memories of the prior ITV takeover attempt by Liberty owned Virgin Media plc, underscoring the value of ITV’s Studios franchise in the global war for original content. The market embraced Robinsons Retail Holdings’ strong third quarter 2014 results, which demonstrated a continued acceleration of both same store sales growth and new store rollouts. The company’s strong balance sheet and net cash position leaves it well positioned to continue its pursuit of aggressive capex plans.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

1 S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

2 QE refers to a monetary policy used by a central bank to stimulate an economy.

3 Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

4 Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

5 Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

6 Russell 1000 Value Index is the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index

7

is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

7Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

8 MSCI ACWI Index is the Fund’s benchmark. MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates (as of June 2, 2014). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States (as of June 2, 2014). It is not possible to invest directly in an index.

9 MSCI ACWI Index (ex U.S.) is the Fund’s benchmark. MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI (ex U.S.) consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates (as of June 2, 2014). The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom (as of June 2, 2014). It is not possible to invest directly in an index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Funds are professionally managed, while the indices are unmanaged and are not available for investment. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value section of this report.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, changes and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

8

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
9

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Continued)

For the Six Months Ended December 31, 2014

Expense Table

Fund/Class	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,028.50	1.10%	$5.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	1.10%	$5.60

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,029.80	0.87%	$4.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	0.87%	$4.43

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$984.10	1.08%	$5.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	1.08%	$5.50

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$985.10	0.87%	$4.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	0.87%	$4.43

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,010.80	1.06%	$5.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	1.06%	$5.40

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,011.90	0.85%	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	0.85%	$4.33

CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,040.70	1.15%	$5.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	1.15%	$5.85

CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,042.30	0.90%	$4.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	0.90%	$4.58

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,004.60	1.50%	$7.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	1.50%	$7.63

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,005.40	1.25%	$6.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	1.25%	$6.36

CRM Funds
10

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Global Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$964.60	1.50%	$7.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	1.50%	$7.63

CRM Global Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$966.00	1.25%	$6.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	1.25%	$6.36

CRM International Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$906.50	1.50%	$7.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	1.50%	$7.63

CRM International Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$907.20	1.25%	$6.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	1.25%	$6.36

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

CRM Funds
11

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

December 31, 2014

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	25.7%
Industrials	22.6
Consumer Discretionary	18.8
Health Care	13.1
Information Technology	6.1
Utilities	3.7
Materials	3.6
Energy	3.5
Real Estate	1.5
Short-Term Investments	1.4
100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	20.4%
Industrials	17.1
Information Technology	15.2
Consumer Discretionary	15.1
Materials	9.8
Health Care	8.2
Utilities	5.2
Energy	3.2
Consumer Staples	2.5
Short-Term Investments	3.3
100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	23.2%
Consumer Discretionary	17.3
Industrials	14.6
Information Technology	12.7
Materials	12.1
Health Care	6.3
Energy	5.8
Utilities	5.7
Short-Term Investments	2.3
100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Financials	22.7%
Industrials	17.3
Consumer Discretionary	15.5
Health Care	11.1
Information Technology	10.5
Energy	6.7
Consumer Staples	6.2
Materials	5.5
Short-Term Investments	4.5
100.0%

CRM Funds
12

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Continued)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Financials	19.6%
Industrials	16.4
Health Care	16.0
Consumer Discretionary	14.5
Information Technology	8.6
Materials	8.4
Energy	6.9
Consumer Staples	5.7
Utilities	1.7
Short-Term Investments	2.2
100.0%

CRM Global Opportunity Fund - Sector Allocation
Common Stock
Financials	19.7%
Consumer Discretionary	19.6
Information Technology	12.5
Materials	10.7
Health Care	10.4
Industrials	7.7
Consumer Staples	6.7
Energy	5.6
Short-Term Investments	7.1
100.0%

CRM Global Opportunity Fund - Country Allocation
Common Stock
United States	50.8%
Japan	9.2
United Kingdom	9.2
Ireland	5.8
Switzerland	3.5
South Korea	2.6
Germany	1.9
Netherlands	1.9
Colombia	1.6
Italy	1.5
Philippines	1.4
Canada	1.3
Turkey	1.2
Belgium	1.0
Short-Term Investments	7.1
100.0%

CRM Funds
13

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM International Opportunity Fund - Sector Allocation
Common Stock
Financials	25.8%
Consumer Discretionary	16.0
Health Care	10.8
Information Technology	9.4
Consumer Staples	7.7
Industrials	7.2
Materials	6.8
Energy	5.0
Telecommunication Services	4.1
Preferred Stock
Industrials	0.0
Short-Term Investments	7.2
100.0%

CRM International Opportunity Fund - Country Allocation
Common Stock
United Kingdom	17.9%
Japan	16.4
Germany	14.2
Canada	5.0
France	4.6
Philippines	4.5
Switzerland	4.4
Italy	3.8
South Korea	2.6
Sweden	2.2
Netherlands	2.2
Spain	2.1
Turkey	2.0
Colombia	2.0
Austria	1.9
Ireland	1.7
Singapore	1.5
Chile	1.5
India	1.3
Mexico	1.0
Preferred Stock
United Kingdom	0.0
Short-Term Investments	7.2
100.0%

Portfolio holdings are subject to change at any time.

CRM Funds
14

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Shares		Value
Common Stock — 96.9%
Consumer Discretionary — 18.5%
Automobiles & Components — 1.4%
390,050	Winnebago Industries, Inc.	$8,487,488

Consumer Durables & Apparel — 3.3%
197,500	Brunswick Corp.	10,123,850
484,378	Vera Bradley, Inc.[1,2]	9,871,624

		19,995,474

Hotels, Restaurants & Leisure — 7.9%
237,659	Bravo Brio Restaurant Group, Inc.[1]	3,305,837
627,500	Krispy Kreme Doughnuts, Inc.[1]	12,386,850
1,416,482	Regis Corp.	23,740,238
82,100	Vail Resorts, Inc.	7,481,773

		46,914,698

Retailing — 5.9%
281,864	Children’s Place Retail Stores, Inc. (The)	16,066,248
190,350	CST Brands, Inc.	8,301,163
151,000	TravelCenters of America LLC[1,3]	1,905,620
181,400	Vitamin Shoppe, Inc.[1]	8,812,412

		35,085,443

Total Consumer Discretionary		110,483,103

Energy — 3.4%
278,400	Bonanza Creek Energy, Inc.[1]	6,681,600
439,650	C&J Energy Services, Inc.[1]	5,807,776
160,300	Oil States International, Inc.[1]	7,838,670

Total Energy		20,328,046

Financials — 25.3%
Banks — 17.4%
221,383	Bank of Hawaii Corp.	13,130,226
408,896	Central Pacific Financial Corp.	8,791,264
926,600	First Horizon National Corp.	12,583,228
567,050	First Midwest Bancorp, Inc.	9,702,225
320,700	Glacier Bancorp, Inc.	8,905,839
294,050	Hancock Holding Co.	9,027,335
670,915	Investors Bancorp, Inc.	7,531,021
387,250	MB Financial, Inc.	12,725,035
210,875	UMB Financial Corp.	11,996,679
281,271	Webster Financial Corp.	9,149,745

		103,542,597

Diversified Financials — 3.0%
552,634	OM Asset Management PLC[1,4]	8,974,776
176,450	Stifel Financial Corp.[1]	9,002,479

		17,977,255

Insurance — 1.6%
427,200	James River Group Holdings Ltd.[1,2]	9,723,072

Real Estate — 3.3%
284,625	Chesapeake Lodging Trust	10,590,897

Shares		Value
Financials — (continued)
Real Estate — (continued)
220,309	Geo Group, Inc. (The)	$8,891,671

		19,482,568

Total Financials		150,725,492

Health Care — 12.9%
Health Care Equipment & Services — 8.1%
302,625	CONMED Corp.	13,606,020
86,950	Integra LifeSciences Holdings Corp.[1]	4,715,298
425,600	Premier, Inc. — Class A1	14,270,368
238,050	STERIS Corp.[2]	15,437,543

		48,029,229

Pharmaceuticals & Biotechnology — 4.8%
494,333	Bruker Corp.[1,2]	9,698,813
350,700	Catalent, Inc.[1]	9,777,516
383,950	PRA Health Sciences, Inc.[1,2]	9,299,269

		28,775,598

Total Health Care		76,804,827

Industrials — 22.2%
Capital Goods — 10.3%
58,800	Acuity Brands, Inc.	8,236,116
226,371	Barnes Group, Inc.	8,377,991
165,386	CIRCOR International, Inc.	9,969,468
129,250	EnPro Industries, Inc.	8,111,730
261,850	John Bean Technologies Corp.	8,604,391
155,396	RBC Bearings, Inc.[1]	10,027,704
132,027	Watts Water Technologies, Inc.[1]	8,375,793

		61,703,193

Commercial Services & Supplies — 11.9%
356,800	FTI Consulting, Inc.[1]	13,783,184
122,040	G & K Services, Inc. — Class A	8,646,534
782,300	Interface, Inc.	12,884,481
494,900	Kforce, Inc.	11,941,937
266,302	McGrath RentCorp.	9,549,590
198,675	Mobile Mini, Inc.	8,048,324
239,100	Paylocity Corp.[1]	6,242,901

		71,096,951

Total Industrials		132,800,144

Information Technology — 5.9%
Software & Services — 3.4%
366,200	Amber Road, Inc.[1]	3,742,564
914,945	Brightcove, Inc.[1]	7,118,272
134,225	Fair Isaac Corp.	9,704,468

		20,565,304

Technology Hardware & Equipment — 2.5%
462,700	Ciena Corp.[1]	8,981,007
3,397,800	Quantum Corp.[1]	5,980,128

		14,961,135

Total Information Technology		35,526,439

See accompanying notes.		CRM Funds
15

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014 (Unaudited)

Shares		Value
Materials — 3.6%
1,423,696	Headwaters, Inc.[1]	$21,341,203

Real Estate — 1.5%
345,650	Kennedy-Wilson Holdings, Inc.	8,744,945

Utilities — 3.6%
217,500	NorthWestern Corp.	12,306,150
148,150	Southwest Gas Corp.	9,157,152

Total Utilities		21,463,302

Total Common Stock (Cost $464,815,826)		578,217,501

Short-Term Investments — 1.4%
4,291,212	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[5]	4,291,212
3,985,444	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[5]	3,985,444

Total Short-Term Investments (Cost $8,276,656)		8,276,656

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 98.3% (Cost $473,092,482)		586,494,157

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 2.8%
Repurchase Agreements — 2.8%
$2,823,551	With Barclays: at 0.05%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $2,823,559 (collateralized by U.S. Treasury Notes, par values ranging from $125,040 - $1,181,146, coupon rates ranging from 1.50% - 2.125%, 08/31/18 - 06/30/21; total market value $2,880,022)	$2,823,551
3,978,496	With Credit Agricole: at 0.06%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $3,978,509 (collateralized by U.S. Treasury Notes, par values ranging from $1,274 - $1,768,220, coupon rates ranging from 2.125% - 9.000%, 11/15/18 - 02/15/38; total market value $4,058,067)	3,978,496

Principal		Value
Repurchase Agreements — (continued)
$3,978,496	With HSBC: at 0.06%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $3,978,509 (collateralized by U.S. Treasury Notes, par values ranging from $34 - $552,167, coupon rates ranging from 0.000% - 7.625%, 06/30/19 - 08/15/44; total market value $4,048,071)	$3,978,496
3,978,496	With Royal Bank of Scotland: at 0.07%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $3,978,511 (collateralized by U.S. Treasury Notes, par values ranging from $74,133 - $403,744, coupon rates ranging from 0.250% - 3.250%, 02/15/15 - 05/15/23; total market value $4,058,076)	3,978,496
$1,992,495	With SG Americas: at 0.07%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $1,992,503 (collateralized by U.S. Treasury Notes, par values ranging from $0 - $1,143,777, coupon rates ranging from 0.000% - 3.625%, 01/15/15 - 08/15/43; total market value $2,032,345)	1,992,495

Total Repurchase Agreements		16,751,534

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $16,751,534)		16,751,534

Total Investments — 101.1% (Cost $489,844,016)		603,245,691	[6]
Liabilities in Excess of Other Assets — (1.1%)		(6,801,225)

Total Net Assets — 100.0%		$596,444,466

See accompanying notes.		CRM Funds
16

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014 (Unaudited)

Summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$578,217,501	$578,217,501	—	—
Short-Term Investments	8,276,656	8,276,656	—	—
Short-Term Investments Held as Collateral for Loaned Securities	16,751,534	—	$16,751,534	—

Total	$603,245,691	$586,494,157	$16,751,534	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	LLC — Limited Liability Company.
[4]	PLC — Public Limited Company.
[5]	Rate represents an annualized yield at date of measurement.
[6]

At December 31, 2014, the market value of securities on loan for the CRM Small Cap Value Fund was $16,368,147. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
17

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Shares		Value
Common Stock — 96.3%
Consumer Discretionary — 15.0%
Automobiles & Components — 2.2%
571,759	Cooper Tire & Rubber Co.	$19,811,449

Consumer Durables & Apparel — 4.2%
187,520	PVH Corp.	24,034,439
410,228	Steven Madden Ltd.[1]	13,057,557

		37,091,996

Hotels, Restaurants & Leisure — 4.7%
619,300	Bloomin’ Brands, Inc.[1]	15,333,868
5,109	Restaurant Brands International LP1,2	192,070
341,563	Restaurant Brands International, Inc.[1,2]	13,334,620
138,919	Vail Resorts, Inc.	12,659,688

		41,520,246

Retailing — 3.9%
523,414	Ann, Inc.[1]	19,094,143
356,700	CST Brands, Inc.	15,555,687

		34,649,830

Total Consumer Discretionary		133,073,521

Consumer Staples — 2.5%
260,900	TreeHouse Foods, Inc.[1]	22,314,777

Total Consumer Staples		22,314,777

Energy — 3.1%
184,100	Oceaneering International, Inc.	10,826,921
181,600	Oil States International, Inc.[1]	8,880,240
246,651	Whiting Petroleum Corp.[1]	8,139,483

Total Energy		27,846,644

Financials — 20.4%
Banks — 11.6%
237,560	City National Corp.	19,197,224
1,673,610	First Horizon National Corp.	22,727,624
515,960	Hancock Holding Co.	15,839,972
1,550,694	KeyCorp.	21,554,646
73,627	TFS Financial Corp.	1,095,938
1,324,220	Umpqua Holdings Corp.	22,524,982

		102,940,386

Diversified Financials — 3.8%
822,932	E*trade Financial Corp.[1]	19,960,216
262,550	Stifel Financial Corp.[1]	13,395,301

		33,355,517

Insurance — 2.5%
216,429	American Financial Group, Inc.	13,141,569
163,300	Torchmark Corp.	8,845,961

		21,987,530

Real Estate — 2.5%
837,850	Outfront Media, Inc.	22,487,887

Total Financials		180,771,320

Shares		Value
Health Care — 8.2%
Health Care Equipment & Services — 3.2%
94,302	Cooper Companies, Inc. (The)	$15,285,411
198,000	STERIS Corp.	12,840,300

		28,125,711

Pharmaceuticals, Biotechnology & Life Sciences — 5.0%
167,199	Bio-Techne Corp.	15,449,188
192,895	Hospira, Inc.[1]	11,814,819
747,425	QIAGEN N.V.[1,2]	17,534,590

		44,798,597

Total Health Care		72,924,308

Industrials — 17.0%
Capital Goods — 17.0%
339,360	Crane Co.	19,920,432
747,150	Exelis, Inc.	13,097,540
196,107	Generac Holdings, Inc.[1,2]	9,169,963
376,370	ITT Corp.	15,227,930
143,555	MSC Industrial Direct Co., Inc. — Class A2	11,663,844
186,369	Pall Corp.	18,862,406
124,825	Snap-On, Inc.	17,068,571
550,552	Timken Co. (The)	23,497,559
293,987	WESCO International, Inc.[1]	22,404,749

Total Industrials		150,912,994

Information Technology — 15.2%
Software & Services — 13.0%
488,586	AOL, Inc.[1]	22,558,016
575,010	Broadridge Financial Solutions, Inc.	26,553,962
947,427	Nuance Communications, Inc.[1,2]	13,519,783
478,690	PTC, Inc.[1]	17,543,988
390,950	Vantiv, Inc.[1]	13,261,024
374,259	Verint Systems, Inc.[1]	21,811,815

		115,248,588

Technology Hardware & Equipment — 2.2%
708,683	Ingram Micro, Inc.[1]	19,587,998

Total Information Technology		134,836,586

Materials — 9.8%
414,740	Axiall Corp.	17,614,008
173,200	Eagle Materials, Inc.	13,168,396
308,270	FMC Corp.	17,580,638
703,140	Huntsman Corp.	16,017,529
438,620	RPM International, Inc.	22,242,420

Total Materials		86,622,991

Utilities — 5.1%
437,452	American Water Works Co., Inc.	23,316,192

See accompanying notes.		CRM Funds
18

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014 (Unaudited)

Shares		Value
Utilities — (continued)
528,212	MDU Resources Group, Inc.	$12,412,982
230,328	UIL Holdings Corp.	10,028,481

Total Utilities		45,757,655

Total Common Stock (Cost $716,661,088)		855,060,796

Short-Term Investments — 3.3%
17,725,747	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[3]	17,725,747
11,621,107	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[3]	11,621,107

Total Short-Term Investments (Cost $29,346,854)		29,346,854

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 99.6% (Cost $746,007,942)		884,407,650

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 2.2%
Repurchase Agreements — 2.2%
$4,550,592	With Barclays: at 0.05%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $4,550,605 (collateralized by U.S. Treasury Notes, par values ranging from $201,521 - $1,903,601, coupon rates ranging from 1.50% - 2.13%, 08/31/18 - 06/30/21; total market value $4,641,604)	$4,550,592
4,550,592	With Credit Agricole: at 0.06%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $4,550,607 (collateralized by U.S. Treasury Bonds & Notes, par values ranging from $1,457 - $2,022,485 coupon rates ranging from 2.13% - 9.00%, 11/15/18 - 02/15/38; total market value $4,641,605)	4,550,592

Principal		Value
Repurchase Agreements — (continued)
$4,550,592	With HSBC: at 0.06%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $4,550,599 (collateralized by U.S. Treasury Securities, par values ranging from $39 - $631,567, coupon rates ranging from 0.00% - 7.63%, 06/30/19 - 08/15/44; total market value $4,641,610)	$4,550,592
957,973	With Mizuho: at 0.06%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $957,976 (collateralized by U.S. Treasury Securities, par values ranging from $2 - $50,878, coupon rates ranging from 0.00% - 4.75%, 03/31/17 - 11/15/44; total market value $977,132)	957,973
4,550,592	With Royal Bank of Scotland PLC: at 0.07%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $4,550,610 (collateralized by U.S. Treasury Notes, par values ranging from $84,793 - $461,801, coupon rates ranging from 0.25% - 3.25%, 01/15/15 - 05/15/23; total market value $4,641,615)	4,550,592

Total Repurchase Agreements		19,160,341

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $19,160,341)		19,160,341

Total Investments — 101.8% (Cost $765,168,283)		903,567,991	[4]
Liabilities in Excess of Other Assets — (1.8%)		(15,811,321)

Total Net Assets — 100.0%		$887,756,670

See accompanying notes.		CRM Funds
19

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014 (Unaudited)

Summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock	$855,060,796	$855,060,796	—	—
Short-Term Investments	29,346,854	29,346,854	—	—
Short-Term Investments Held as Collateral for Loaned Securities	19,160,341	—	$19,160,341	—

Total	$903,567,991	$884,407,650	$19,160,341	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]

At December 31, 2014, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $18,749,686. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
20

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Shares		Value
Common Stock — 98.9%
Consumer Discretionary — 17.5%
Consumer Durables & Apparel — 5.9%
219,936	Mohawk Industries, Inc.[1]	$34,169,257
818,601	Newell Rubbermaid, Inc.	31,180,512
384,947	PVH Corp.	49,338,657

		114,688,426

Hotels, Restaurants & Leisure — 4.1%
1,525,200	Aramark	47,509,980
1,336,100	Bloomin’ Brands, Inc.[1]	33,081,836

		80,591,816

Media — 1.5%
596,750	Liberty Broadband Corp.[1,2]	29,891,208

Retailing — 6.0%
639,400	Dollar Tree, Inc.[1]	45,000,972
1,023,750	Gap, Inc. (The)	43,110,112
447,650	Macy’s, Inc.	29,432,988

		117,544,072

Total Consumer Discretionary		342,715,522

Energy — 5.9%
1,797,708	Cameco Corp.[2]	29,500,388
241,200	EQT Corp.	18,258,840
484,062	Oceaneering International, Inc.	28,467,686
1,784,600	Weatherford International PLC[1,3]	20,433,670
554,850	Whiting Petroleum Corp.[1]	18,310,050

Total Energy		114,970,634

Financials — 23.4%
Banks — 10.4%
500,150	City National Corp.	40,417,122
2,319,025	KeyCorp	32,234,448
6,001,800	Regions Financial Corp.	63,379,008
1,599,335	SunTrust Banks, Inc.	67,012,136

		203,042,714

Diversified Financials — 7.6%
1,739,500	E*trade Financial Corp.[1]	42,191,572
716,150	Invesco Ltd.	28,302,248
897,981	NASDAQ OMX Group, Inc. (The)	.43,067,169
818,800	Voya Financial, Inc.	34,700,744

		148,261,733

Insurance — 3.6%
968,650	Hartford Financial Services Group, Inc.	40,383,018
865,800	Unum Group	30,199,104

		70,582,122

Real Estate — 1.8%
1,349,939	Outfront Media, Inc.	36,232,352

Total Financials		458,118,921

Shares		Value
Health Care — 6.4%
Health Care Equipment & Services — 3.4%
418,650	Cardinal Health, Inc.	$33,797,615
499,677	St. Jude Medical, Inc.	32,493,995

		66,291,610

Pharmaceuticals, Biotechnology & Life Sciences — 3.0%
420,444	Hospira, Inc.[1]	25,752,195
753,500	Zoetis, Inc.	32,423,105

		58,175,300

Total Health Care		124,466,910

Industrials — 14.8%
Capital Goods — 12.3%
819,000	Crane Co.	48,075,300
534,900	Generac Holdings, Inc.[1,2]	25,011,924
498,052	MSC Industrial Direct Co., Inc. — Class A2	40,466,725
327,500	Pall Corp.	33,146,275
198,000	WW Grainger, Inc.	50,468,220
1,143,500	Xylem, Inc.	43,533,045

		240,701,489

Commercial & Professional Services — 2.5%
1,094,000	Tyco International PLC	47,982,840

Total Industrials		288,684,329

Information Technology — 12.9%
Semiconductors & Semiconductor Equipment — 3.3%
595,200	Analog Devices, Inc.	33,045,504
681,500	Microchip Technology, Inc.[2]	30,742,465

		63,787,969

Software & Services — 7.2%
851,055	AOL, Inc.[1]	39,293,209
171,731	Equinix, Inc.	38,936,570
1,317,800	Nuance Communications, Inc.[1]	18,805,006
1,214,025	PTC, Inc.[1]	44,494,016

		141,528,801

Technology Hardware & Equipment — 2.4%
688,000	Motorola Solutions, Inc.	46,151,040

Total Information Technology		251,467,810

Materials — 12.3%
406,050	Ashland, Inc.	48,628,548
1,099,200	Axalta Coating Sytems Ltd.[1]	28,601,184
733,500	Axiall Corp.	31,151,745
586,525	FMC Corp.	33,449,521
1,357,350	Huntsman Corp.	30,920,433
248,950	Martin Marietta Materials, Inc.	27,464,164
603,100	Vulcan Materials Co.	39,641,763

Total Materials		239,857,358

Utilities — 5.7%
897,893	American Water Works Co., Inc.	47,857,697

See accompanying notes.		CRM Funds
21

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014 (Unaudited)

Shares		Value
Utilities — (continued)
1,004,637	NiSource, Inc.	$42,616,702
390,851	Northeast Utilities	20,918,345

Total Utilities		111,392,744

Total Common Stock (Cost $1,629,568,115)		1,931,674,228

Right — 0.1%
104,160	Liberty Broadband Corp. expiring
	01/09/2015, exercise price $40.36[1,2]
Total Right (Cost $ — )		989,520

Short-Term Investments — 2.3%
22,263,768	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[4]	22,263,768
23,269,047	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[4]	23,269,047

Total Short-Term Investments (Cost $45,532,815)		45,532,815

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 101.3% (Cost $1,675,100,930)		$1,978,196,563

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 1.7%
Repurchase Agreements — 1.2%
$8,023,735	With Credit Agricole: at 0.06%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $8,023,761 (collateralized by U.S. Treasury Bonds & Notes, par values ranging from $2,569 - $3,566,104, coupon rates ranging from 2.13% - 9.00%, 11/15/18 - 02/15/38; total market value $8,184,211)	$8,023,735
8,023,735	With Royal Bank of Scotland PLC: at 0.07%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $8,023,781 (collateralized by U.S. Treasury Notes, par values ranging from $149,509 - $814,261, coupon rates ranging from 0.25% - 2.50%, 01/15/15 - 05/15/23; total market value $8,184,229)	8,023,735

Principal		Value
Repurchase Agreements — (continued)
$7,723,167	With SG Americas Securities LLC: at 0.07%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $7,723,197 (collateralized by U.S. Treasury Securities, par values ranging from $0 - $4,433,428, coupon rates ranging from 0.00% - 3.63%, 01/15/15 - 08/15/43; total market value $7,877,631)	$7,723,167

Total Repurchase Agreements		23,770,637

Time Deposits — 0.5%
1,200,000	Barclays Bank PLC Time Deposit, 0.12%, 01/02/15	1,200,000
1,200,000	Credit Agricole Time Deposit, 0.05%, 01/02/15	1,200,000
1,100,000	DNB Bank ASA Time Deposit, 0.05%, 01/02/15	1,100,000
1,000,000	DZ Bank AG New York Time Deposit, 0.04%, 01/02/15	1,000,000
1,000,000	Landesbank Time Deposit, 0.05%, 01/02/15	1,000,000
1,000,000	Natixis New York Time Deposit, 0.05%, 01/02/15	1,000,000
1,000,000	Nordea Bank Finland Time Deposit, 0.03%, 01/02/15	1,000,000
1,200,000	Skandinaviska Time Deposit, 0.04%, 01/02/15	1,200,000
1,100,000	Svenska Time Deposit, 0.05%, 01/02/15	1,100,000

Total Time Deposits		9,800,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $33,570,637)		33,570,637

Total Investments — 103.0% (Cost $1,708,671,567)		2,011,767,200	[5]
Liabilities in Excess of Other Assets — (3.0%)		(58,717,953)

Total Net Assets — 100.0%		$1,953,049,247

See accompanying notes.		CRM Funds
22

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014 (Unaudited)

Summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities Common Stock	$1,931,674,228	$1,931,674,228	—	—
Right	989,520	—	$ 989,520	—
Short-Term Investments	45,532,815	45,532,815	—	—
Short-Term Investments Held as Collateral for Loaned Securities	33,570,637	—	33,570,637	—

Total	$2,011,767,200	$1,977,207,043	$34,560,157	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]	At December 31, 2014, the market value of securities on loan for the CRM Mid Cap Value Fund was $32,829,098. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
23

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Shares		Value
Common Stock — 95.6%
Consumer Discretionary — 15.6%
Consumer Durables & Apparel — 5.0%
5,425	Mohawk Industries, Inc.[1]	$842,828
7,400	PVH Corp.	948,458

		1,791,286

Media — 4.6%
19,300	CBS Corp. — Class B	1,068,062
3,350	Charter Communications, Inc.[1]	558,177

		1,626,239

Retailing — 6.0%
12,800	Dollar Tree, Inc.[1]	900,864
16,000	Gap, Inc. (The)	673,760
8,300	Macy’s, Inc.	545,725

		2,120,349

Total Consumer Discretionary		5,537,874

Consumer Staples — 6.2%
Food & Drug Retailing — 2.9%
13,300	Walgreens Boots Alliance, Inc.	1,013,460

Food, Beverage & Tobacco — 3.3%
8,400	Kraft Foods Group, Inc.	526,344
17,950	Mondelez International, Inc. —
	Class A	652,034

		1,178,378

Total Consumer Staples		2,191,838

Energy — 6.7%
11,800	Anadarko Petroleum Corp.	973,500
4,400	EOG Resources, Inc.	405,108
5,180	Occidental Petroleum Corp.	417,560
29,600	Weatherford International PLC[1,2]	338,920
8,100	Whiting Petroleum Corp.[1]	267,300

Total Energy		2,402,388

Financials — 22.7%
Banks — 12.9%
75,600	Bank of America Corp.	1,352,484
9,500	JPMorgan Chase & Co.	594,510
127,000	Regions Financial Corp.	1,341,120
31,500	SunTrust Banks, Inc.	1,319,850

		4,607,964

Diversified Financials — 7.0%
38,900	Charles Schwab Corp. (The)	1,174,391
2,300	Intercontinental Exchange Group, Inc.	504,367
19,000	Voya Financial, Inc.	805,220

		2,483,978

Insurance — 2.8%
23,650	Hartford Financial Services Group, Inc.	985,968

Total Financials		8,077,910

Shares		Value
Health Care — 11.1%
Health Care Equipment & Services — 1.9%
10,650	St. Jude Medical, Inc	$692,569

Pharmaceuticals & Biotechnology — 9.2%
2,300	Actavis PLC[2]	592,043
7,400	Perrigo Co. PLC[2]	1,236,984
31,300	Pfizer, Inc.	974,995
10,800	Zoetis, Inc.	464,724

		3,268,746

Total Health Care		3,961,315

Industrials — 17.3%
Capital Goods — 11.4%
13,400	Danaher Corp.	1,148,514
25,600	General Electric Co.	646,912
7,150	Honeywell International, Inc.	714,428
3,025	Precision Castparts Corp.	728,662
6,975	United Technologies Corp.	802,125

		4,040,641

Commercial & Professional Services — 3.9%
6,450	Towers Watson & Co.	729,947
15,150	Tyco International PLC[2]	664,479

		1,394,426

Transportation — 2.0%
6,050	Union Pacific Corp.	720,736

Total Industrials		6,155,803

Information Technology — 10.5%
Semiconductors & Semiconductor Components — 3.1%
24,900	Broadcom Corp.	1,078,917

Software & Services — 3.3%
2,459	Equinix, Inc.	557,529
1,185	Google, Inc. — Class C1	623,784

		1,181,313

Technology Hardware & Equipment — 4.1%
13,200	Motorola Solutions, Inc.	885,456
9,250	TE Connectivity Ltd.	585,063

		1,470,519

Total Information Technology		3,730,749

Materials — 5.5%
8,900	Air Products & Chemicals, Inc.	1,283,647
10,500	Vulcan Materials Co.	690,165

Total Materials		1,973,812

Total Common Stock (Cost $29,861,639)		34,031,689

Short-Term Investments — 4.4%
723,777	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[3]	723,777

See accompanying notes.		CRM Funds
24

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014 (Unaudited)

Shares		Value
Short-Term Investments — (continued)
853,624	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[3]	$853,624

Total Short-Term Investments (Cost $1,577,401)		1,577,401

Total Investments — 100.0% (Cost $31,439,040)		35,609,090
Other Assets in Excess of Liabilities — 0.0%		12,604

Total Net Assets — 100.0%		$35,621,694

Summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities Common Stock	$34,031,689	$34,031,689	—	—
Short-Term Investments	1,577,401	1,577,401	—	—

Total	$35,609,090	$35,609,090	—	—

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
25

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Shares		Value
Common Stock — 98.1%
Consumer Discretionary — 14.5%
Consumer Durables & Apparel — 2.5%
8,750	PVH Corp.	$1,121,488

Hotels, Restaurants & Leisure — 2.4%
34,700	Aramark	1,080,905

Media — 4.0%
32,100	CBS Corp. — Class B	1,776,414

Retailing — 5.6%
11,100	Dollar Tree, Inc.[1]	781,218
23,300	Gap, Inc. (The)	981,163
11,000	Macy’s, Inc.	723,250

		2,485,631

Total Consumer Discretionary		6,464,438

Consumer Staples — 5.7%
Food & Drug Retailing — 2.6%
15,200	Walgreens Boots Alliance, Inc.	1,158,240

Food, Beverage & Tobacco — 1.5%
18,700	Mondelez International, Inc. — Class A	679,277

Household & Personal Products — 1.6%
7,900	Procter & Gamble Co. (The)	719,611

Total Consumer Staples		2,557,128

Energy — 6.9%
41,000	Cameco Corp.	672,810
8,800	EOG Resources, Inc.	810,216
9,350	Occidental Petroleum Corp.	753,703
40,700	Weatherford International PLC[1,2]	466,015
11,000	Whiting Petroleum Corp.[1]	363,000

Total Energy		3,065,744

Financials — 19.6%
Banks — 12.9%
51,200	Bank of America Corp.	915,968
82,700	First Horizon National Corp.	1,123,066
148,500	Regions Financial Corp.	1,568,160
35,300	SunTrust Banks, Inc.	1,479,070
39,000	Umpqua Holdings Corp.	663,390

		5,749,654

Diversified Financials — 3.4%
27,200	Charles Schwab Corp. (The)	821,168
3,200	Intercontinental Exchange Group, Inc.	701,728

		1,522,896

Insurance — 1.6%
17,000	Hartford Financial Services Group, Inc.	708,730

Shares		Value
Financials — (continued)
Real Estate — 1.7%
30,675	Kennedy-Wilson Holdings, Inc.	$776,078

Total Financials		8,757,358

Health Care — 16.1%
Health Care Equipment & Services — 3.9%
18,500	CONMED Corp.	831,760
13,900	STERIS Corp.	901,415

		1,733,175

Pharmaceuticals, Biotechnology & Life Sciences — 12.2%
25,100	Catalent, Inc.[1]	699,788
10,670	Hospira, Inc.[1]	653,537
8,100	Johnson & Johnson	847,017
7,200	Perrigo Co. PLC	1,203,552
42,400	Pfizer, Inc.	1,320,760
16,588	Zoetis, Inc.	713,782

		5,438,436

Total Health Care		7,171,611

Industrials — 16.5%
Capital Goods — 12.0%
16,450	Crane Co.	965,615
13,300	Danaher Corp.	1,139,943
36,470	Exelis, Inc.	639,319
11,300	MSC Industrial Direct Co., Inc. — Class A	918,125
7,950	Pall Corp.	804,620
7,700	United Technologies Corp.	885,500

		5,353,122

Commercial & Professional Services — 4.5%
59,200	Interface, Inc.	975,024
22,900	Tyco International PLC	1,004,394

		1,979,418

Total Industrials		7,332,540

Information Technology — 8.6%
22,750	Broadridge Financial Solutions, Inc.	1,050,595
1,275	Google, Inc. — Class A1	676,591
29,200	PTC, Inc.[1]	1,070,180
18,100	Verint Systems, Inc.[1]	1,054,868

Total Information Technology		3,852,234

See accompanying notes.		CRM Funds
26

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014 (Unaudited)

Shares		Value
Materials — 8.5%
9,900	Air Products & Chemicals, Inc.	$1,427,877
16,500	FMC Corp.	940,995
34,100	Huntsman Corp.	776,798
5,700	Martin Marietta Materials, Inc.	628,824

Total Materials		3,774,494

Utilities — 1.7%
14,500	American Water Works Co., Inc.	772,850

Total Utilities		772,850

Total Common Stock (Cost $37,514,255)		43,748,397

Short-Term Investments — 2.2%
446,738	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[3]	446,738
519,997	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[3]	519,997

Total Short-Term Investments (Cost $966,735)		966,735

Total Investments — 100.3% (Cost $38,480,990)		44,715,132
Liabilities in Excess of Other Assets — (0.3%)		(124,674)

Total Net Assets — 100.0%		$44,590,458

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

Summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows (See Note 2 in Notes to Financial Statements:

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities Common Stock	$43,748,397	$43,748,397	—	—
Short-Term Investments	966,735	966,735	—	—

Total	$44,715,132	$44,715,132	—	—

See accompanying notes.		CRM Funds
27

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Shares		Value
Common Stock — 94.4%
Belgium — 1.0%
900	KBC Groep N.V	$50,229

Total Belgium		50,229

Canada — 1.3%
4,100	Cameco Corp.	67,281

Total Canada		67,281

Colombia — 1.6%
7,900	Grupo Aval Acciones y Valores	82,081

Total Colombia		82,081

Germany — 2.0%
550	Linde AG	101,312

Total Germany		101,312

Ireland — 5.9%
4,500	CRH PLC[2]	108,045
850	Perrigo Co. PLC[2]	142,086
4,800	Weatherford International PLC[1,2]	54,960

Total Ireland		305,091

Italy — 1.6%
3,750	Azimut Holding SpA	81,467

Total Italy		81,467

Japan — 9.4%
6,000	Hitachi Kokusai Electric, Inc.	83,926
18,000	Hitachi Ltd.	132,854
14,000	Isuzu Motors Ltd.	170,524
1,700	Secom Co. LTD.	97,673

Total Japan		484,977

Netherlands — 1.9%
1,600	Koninklijke DSM N.V	97,589

Total Netherlands		97,589

Philippines — 1.4%
193,800	SM Prime Holdings, Inc.	73,362

Total Philippines		73,362

South Korea — 2.7%
900	Hyundai Motor Co.	137,480

Total South Korea		137,480

Switzerland — 3.5%
1,075	Nestle SA	78,369
2,400	Tyco International PLC[2]	105,264

Total Switzerland		183,633

Turkey — 1.2%
53,900	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	63,751

Total Turkey		63,751

United Kingdom — 9.3%
14,600	Abcam PLC[2]	105,984

Shares		Value
United Kingdom — (continued)
20,800	Barclays PLC[2]	$78,194
31,100	ITV PLC[2]	103,741
6,350	Kennedy Wilson Europe Real Estate PLC[2]	104,415
2,700	Spectris PLC[2]	88,178

Total United Kingdom		480,512

United States — 51.6%
1,275	Air Products & Chemicals, Inc.	183,893
4,300	Aramark	133,945
3,100	CBS Corp. — Class B	171,554
1,375	City National Corp.	111,114
2,250	Cooper Tire & Rubber Co.	77,962
1,500	Dollar Tree, Inc.[1]	105,570
4,275	Exelis, Inc.	74,941
150	Google, Inc. — Class A1	79,599
2,050	Hartford Financial Services Group, Inc.	85,464
3,100	Huntsman Corp.	70,618
1,000	Johnson & Johnson	104,570
1,900	Mondelez International, Inc. — Class A	69,017
775	Occidental Petroleum Corp.	62,473
1,100	Oceaneering International, Inc.	64,691
3,350	Pfizer, Inc.	104,352
750	Procter & Gamble Co. (The)	68,318
3,600	PTC, Inc.[1]	131,940
1,000	PVH Corp.	128,170
16,850	Regions Financial Corp.	177,936
2,925	SunTrust Banks, Inc.	122,558
1,100	United Technologies Corp.	126,500
2,425	Verint Systems, Inc.[1]	141,329
1,775	Walgreens Boots Alliance, Inc.	135,255
1,300	Whiting Petroleum Corp.[1]	42,900
2,000	Zoetis, Inc.	86,060

Total United States		2,660,729

Total Common Stock (Cost $4,616,689)		4,869,494

Short-Term Investments — 7.2%
178,399	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[3]	178,399
191,441	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[3]	191,441

Total Short-Term Investments (Cost $369,840)		369,840

Total Investments — 101.6% (Cost $4,986,529)		5,239,334
Liabilities in Excess of Other Assets — (1.6%)		(80,895)

Total Net Assets — 100.0%		$5,158,439

See accompanying notes.		CRM Funds
28

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014 (Unaudited)

Summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock
Belgium	$50,229	—	$50,229	—
Canada	67,281	$67,281	—	—
Colombia	82,081	82,081	—	—
Germany	101,312	—	101,312	—
Ireland	305,091	305,091	—	—
Italy	81,467	—	81,467	—
Japan	484,977	—	484,977	—
Netherlands	97,589	—	97,589	—
Philippines	73,362	—	73,362	—
South Korea	137,480	—	137,480	—
Switzerland	183,633	105,264	78,369	—
Turkey	63,751	—	63,751	—
United Kingdom	480,512	105,984	374,528	—
United States	2,660,729	2,660,729	—	—
Short-Term
Investments	369,840	369,840	—	—

Total	$5,239,334	$3,696,270	$1,543,064	—

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed to have occurred at December 31, 2014 and therefore the Fund did utilize the external pricing service model adjustments. As a result, securities held at the beginning of the period that were still held by the Fund were transferred from Level 1 into Level 2 with a beginning of period value of $1,189,583.

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
29

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Shares		Value
Common Stock — 94.1%
Austria — 1.9%
9,075	Erste Group Bank AG	$211,073

Total Austria		211,073

Canada — 5.1%
10,550	Cameco Corp.	173,126
4,800	Canadian Natural Resources Ltd.[2]	148,404
12,500	Pason Systems, Inc.	235,518

Total Canada		557,048

Chile — 1.5%
24,954	Saci Falabella	167,404

Total Chile		167,404

Colombia — 2.0%
20,700	Grupo Aval Acciones y Valores	215,073

Total Colombia		215,073

France — 4.7%
3,050	BioMerieux	316,437
2,150	Cie Generale des Etablissements Michelin	194,074

Total France		510,511

Germany — 14.4%
8,175	CompuGroup Medical AG	197,082
20,050	Deutsche Telekom AG	320,808
3,020	Fresenius Medical Care AG & Co KGAA	225,404
1,750	Linde AG	322,355
6,795	Talanx AG	207,027
1,325	Volkswagen AG	294,489

Total Germany		1,567,165

India — 1.3%
4,500	Infosys Technologies Ltd., ADR[2,3]	141,570

Total India		141,570

Ireland — 1.7%
7,875	CRH PLC[4]	189,359

Total Ireland		189,359

Italy — 3.8%
11,783	Ansaldo STS SpA	118,608
13,875	Azimut Holding SpA	301,427

Total Italy		420,035

Japan — 16.6%
5,500	Bridgestone Corp.	190,751
2,000	Disco Corp.	159,965
16,000	Hitachi Kokusai Electric, Inc.	223,802
38,000	Hitachi, Ltd.	280,469
27,650	Isuzu Motors Ltd.	336,786
9,350	NTT Docomo, Inc.	136,165
3,900	Secom Co. Ltd.	224,073

Shares		Value
Japan — (continued)
8,100	Tokio Marine Holdings, Inc.	$263,069

Total Japan		1,815,080

Mexico — 1.0%
52,893	Compartamos SAB de CV	106,297

Total Mexico		106,297

Netherlands — 2.2%
3,925	Koninklijke DSM N.V	239,398

Total Netherlands		239,398

Philippines — 4.5%
95,410	Metropolitan Bank & Trust Co.	175,918
87,900	Robinsons Retail Holdings, Inc.	148,752
451,300	SM Prime Holdings, Inc.	170,836

Total Philippines		495,506

Singapore — 1.6%
11,000	DBS Group Holdings Ltd.	170,295

Total Singapore.		170,295

South Korea — 2.7%
1,900	Hyundai Motor Co.	290,237

Total South Korea		290,237

Spain — 2.2%
44,973	CaixaBank SA	235,653

Total Spain		235,653

Sweden — 2.2%
11,350	Svenska Celluilosa AB SCA	244,691

Total Sweden		244,691

Switzerland — 4.5%
3,400	Nestle SA	247,863
900	Roche Holding AG	243,848

Total Switzerland		491,711

Turkey — 2.0%
184,133	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	217,787

Total Turkey		217,787

United Kingdom — 18.2%
28,450	Abcam PLC[4]	206,524
43,100	Barclays PLC[4]	162,027
8,100	Bunzl PLC[4]	221,432
43,175	Direct Line Insurance Group PLC[4]	195,307
90,175	ITV PLC[4]	300,799
13,644	Kennedy Wilson Europe Real Estate PLC[4]	224,352
17,150	Rolls-Royce Holdings PLC[4]	230,391

See accompanying notes.		CRM Funds
30

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014 (Unaudited)

Shares		Value
United Kingdom — (continued)
3,950	SABMiller PLC[4]	$205,919
32,725	Sage Group PLC (The)[4]	236,359

Total United Kingdom		1,983,110

Total Common Stock (Cost $9,997,143)		10,269,003

Preferred Stock — 0.0%
United Kingdom — 0.0%
2,129,400	Rolls-Royce Holdings PLC[4]
(Cost $3,418)		3,319

Total United Kingdom		3,319

Short-Term Investments — 7.3%
378,669	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.12%[5]	378,669
417,340	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[5]	417,340

Total Short-Term Investments (Cost $796,009)		796,009

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 101.4% (Cost $10,796,570)		11,068,331

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 2.4%
Repurchase Agreement — 2.4%
$266,590	With Barclays: at 0.05%, dated 12/31/14, to be repurchased on 01/02/15, repurchase price $266,591 (collateralized by U.S. Treasury Notes, par values ranging from $11,806 - $111,520, coupon rates ranging from 1.50% - 2.125%, 08/31/18 - 06/30/21; market value $271,922)
Total Repurchase Agreement		$266,590

Total Short-Term Investments Held as Collateral For Loaned Securities (Cost $266,590)		$266,590

Total Investments — 103.8% (Cost $11,063,160)		11,334,921	[6]
Liabilities in Excess of Other Assets — (3.8%)		(419,157)

Total Net Assets — 100.0%		$10,915,764

[2]	Security partially or fully on loan.

Summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities
Common Stock
Austria	$211,073	—	$211,073	—
Canada	557,048	$557,048	—	—
Chile	167,404	167,404	—	—
Colombia	215,073	215,073	—	—
France	510,511	316,437	194,074	—
Germany	1,567,165	—	1,567,165	—
India	141,570	141,570	—	—
Ireland	189,359	—	189,359	—
Italy	420,035	—	420,035	—
Japan	1,815,080	—	1,815,080	—
Mexico	106,297	106,297	—	—
Netherlands	239,398	—	239,398	—
Philippines	495,506	148,752	346,754	—
Singapore	170,295	—	170,295	—
South Korea	290,237	—	290,237	—
Spain	235,653	—	235,653	—
Sweden	244,691	—	244,691	—
Switzerland	491,711	—	491,711	—
Turkey	217,787	—	217,787	—
United Kingdom	1,983,110	206,524	1,776,586	—
Preferred Stock	3,319	—	3,319	—
Short-Term Investments	796,009	796,009	—	—
Short-Term Investments Held as Collateral for Loaned Securities	266,590	—	266,590	—

Total	$11,334,921	$2,655,114	$8,679,807	—

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed to have occurred at December 31, 2014 and therefore the Fund did utilize the external pricing service model adjustments. As a result, securities held at the beginning of the period that were still held by the Fund were transferred from Level 1 into Level 2 with a beginning of period value of $6,583,980.

See accompanying notes.		CRM Funds
31

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2014 (Unaudited)

[3]	ADR — American Depository Receipt.
[4]	PLC — Public Limited Company.
[5]	Rate represents an annualized yield at date of measurement.
[6]	At December 31, 2014, the market value of securities on loan for the CRM International Opportunity Fund was $255,254. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds
32

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$489,844,016	$765,168,283	$1,708,671,567	$31,439,040
Net unrealized appreciation	113,401,675	138,399,708	303,095,633	4,170,050

Total investments, at value[1]	603,245,691	903,567,991	2,011,767,200	35,609,090
Cash	156,553	2,528,107	—	—
Receivable for fund shares sold	118,186	685,721	1,024,632	—
Receivable for securities sold	11,598,005	2,288,991	16,630,160	13,522
Dividends and interest receivable	411,721	2,003,646	1,495,536	52,531
Other assets	44,518	97,091	158,998	10,038

Total assets	615,574,674	911,171,547	2,031,076,526	35,685,181

LIABILITIES:
Obligation to return securities lending collateral	16,751,534	19,160,341	33,570,637	—
Payable for fund shares redeemed	562,434	939,151	27,411,121	100
Payable for securities purchased	1,253,154	2,528,107	15,147,279	—
Accrued advisory fee	381,884	563,297	1,239,808	12,696
Audit and tax fees	25,498	25,498	25,498	25,498
Other accrued expenses	155,704	198,483	632,936	25,193

Total liabilities	19,130,208	23,414,877	78,027,279	63,487

NET ASSETS	$596,444,466	$887,756,670	$1,953,049,247	$35,621,694

COMPONENTS OF NET ASSETS
Paid-in-capital	$470,897,156	$730,851,845	$1,492,254,646	$29,788,494
Undistributed (distributions in excess of) net investment income	621,394	(396,738)	835,150	4,724
Accumulated net realized gain on investments	11,524,241	18,901,855	156,863,818	1,658,426
Net unrealized appreciation of investments	113,401,675	138,399,708	303,095,633	4,170,050

NET ASSETS	$596,444,466	$887,756,670	$1,953,049,247	$35,621,694

NET ASSETS BY SHARE CLASS
Investor Shares	$74,897,043	$80,468,028	$540,028,336	$15,262,260
Institutional Shares	521,547,423	807,288,642	1,413,020,911	20,359,434

NET ASSETS	$596,444,466	$887,756,670	$1,953,049,247	$35,621,694

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	3,904,755	5,475,624	19,520,578	1,677,238
Institutional Shares	24,787,430	54,253,088	49,962,292	2,234,843
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$19.18	$14.70	$27.66	$9.10
Institutional Shares	$21.04	$14.88	$28.28	$9.11
[1] Includes securities loaned of:	$16,368,147	$18,749,686	$32,829,098	$—

See accompanying notes.	CRM Funds
33

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014 (Unaudited)

	CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund
ASSETS:
Investments
Investments, at cost	$38,480,990	$4,986,529	$11,063,160
Net unrealized appreciation	6,234,142	252,805	271,761

Total investments, at value[1]	44,715,132	5,239,334	11,334,921
Cash	274,507	—	—
Receivable for fund shares sold	27,530	—	—
Receivable for securities sold	—	13,580	28,699
Receivable from Adviser	—	11,772	7,899
Dividends and interest receivable	73,045	27,678	54,234
Other assets	15,985	14,628	14,622

Total assets	45,106,199	5,306,992	11,440,375

LIABILITIES:
Obligation to return securities lending collateral	—	—	266,590
Payable for fund shares redeemed	136,258	—	—
Payable for securities purchased	283,829	63,450	172,408
Accrued advisory fee	38,394	—	—
Audit and tax fees	25,498	42,473	42,473
Other accrued expenses	31,762	42,630	43,140

Total liabilities	515,741	148,553	524,611

NET ASSETS	$44,590,458	$5,158,439	$10,915,764

COMPONENTS OF NET ASSETS
Paid-in-capital	$36,429,665	$5,390,017	$10,637,926
Undistributed (distributions in excess of) net investment income	22,714	(3,386)	(29,846)
Accumulated net realized gain (loss) on investments	1,903,937	(479,024)	40,505
Net unrealized appreciation of investments and foreign currency	6,234,142	250,832	267,179

NET ASSETS	$44,590,458	$5,158,439	$10,915,764

NET ASSETS BY SHARE CLASS
Investor Shares	$38,485,828	$2,389,152	$7,639,893
Institutional Shares	6,104,630	2,769,287	3,275,871

NET ASSETS	$44,590,458	$5,158,439	$10,915,764

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	3,771,213	145,832	617,449
Institutional Shares	592,535	167,149	263,904
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$10.21	$16.38	$12.37
Institutional Shares	$10.30	$16.57	$12.41
[1] Includes securities loaned of:	$—	$—	$255,254

See accompanying notes.	CRM Funds
34

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
INVESTMENT INCOME
Dividends	$3,568,334	$9,907,913	$19,468,224	$284,891
Securities lending income	35,678	462,658	81,941	—
Foreign tax withheld	—	—	(78,037)	—

Total investment income	3,604,012	10,370,571	19,472,128	284,891

EXPENSES
Investment advisory fees	2,490,499	3,713,920	7,983,549	141,511
Administration and accounting fees	72,463	104,716	228,266	8,917
Custody fees	24,650	30,246	75,162	6,250
Transfer Agent fees	136,194	235,455	594,931	21,638
Shareholder reports	40,445	64,041	107,741	2,272
Shareholder services - Investor Shares	94,813	191,485	749,580	19,021
Trustee fees and expenses	25,261	38,434	82,864	1,340
Insurance fees	15,035	22,384	49,452	1,551
Compliance services	6,315	9,608	20,717	335
Registration fees	19,156	15,123	24,198	19,408
Audit and tax fees	19,673	19,673	19,673	19,673
Legal fees	9,478	12,854	34,583	707
Miscellaneous	29,965	41,699	100,269	3,599

Total expenses	2,983,947	4,499,638	10,070,985	246,222
Expenses waived/reimbursed	—	—	—	(57,388)

Net expenses	2,983,947	4,499,638	10,070,985	188,834

NET INVESTMENT INCOME	620,065	5,870,933	9,401,143	96,057

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	73,258,412	67,982,903	246,385,138	5,161,898
Net change in unrealized appreciation (depreciation) on:
Investments	(65,146,709)	(89,634,836)	(240,203,459)	(3,777,152)

Net realized and unrealized gain (loss) on investments	8,111,703	(21,651,933)	6,181,679	1,384,746

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,731,768	$(15,781,000)	$15,582,822	$1,480,803

See accompanying notes.	CRM Funds
35

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (Unaudited)

	CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund
INVESTMENT INCOME
Dividends	$359,345	$24,940	$85,037
Securities lending income	6,359	588	470
Foreign tax withheld	(1,162)	(574)	(4,164)

Total investment income	364,542	24,954	81,343

EXPENSES
Investment advisory fees	225,439	23,804	72,434
Administration and accounting fees	9,788	16,811	21,774
Custody fees	5,746	18,854	27,423
Transfer Agent fees	21,763	20,844	21,197
Shareholder reports	3,840	372	1,562
Shareholder services - Investor Shares	49,736	3,054	10,554
Trustee fees and expenses	2,287	186	861
Insurance fees	1,827	394	1,411
Compliance services	572	46	215
Registration fees	17,140	16,888	16,888
Audit and tax fees	19,673	25,363	25,363
Legal fees	857	403	655
Miscellaneous	4,209	2,365	3,529

Total expenses	362,877	129,384	203,866
Expenses waived/reimbursed	(16,503)	(93,269)	(92,710)

Net expenses	346,374	36,115	111,156

NET INVESTMENT INCOME (LOSS)	18,168	(11,161)	(29,813)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	4,350,827	228,978	249,315
Foreign currency transactions	—	(3,720)	(38,259)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	(4,250,295)	(400,895)	(1,673,925)

Net realized and unrealized gain (loss) on investments and foreign currency	100,532	(175,637)	(1,462,869)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$118,700	$(186,798)	$(1,492,682)

See accompanying notes.	CRM Funds
36

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF PERIOD	$789,868,592	$738,186,133

OPERATIONS
Net investment income	620,065	3,915,064
Net realized gain from investments	73,258,412	94,188,786
Net change in unrealized appreciation (depreciation) on investments	(65,146,709)	54,156,149

Net increase in net assets resulting from operations	8,731,768	152,259,999

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(227,967)	(201,453)
Net investment income - Institutional Shares	(2,594,356)	(2,463,608)
Net realized gains on investments - Investor Shares	(15,106,362)	(13,196,288)
Net realized gains on investments - Institutional Shares	(100,016,831)	(72,910,909)

Total distributions to shareholders	(117,945,516)	(88,772,258)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,159,723	3,602,741
Sale of shares - Institutional Shares	33,440,405	94,692,396
Reinvestment of distributions - Investor Shares	15,019,281	13,071,567
Reinvestment of distributions - Institutional Shares	99,243,526	72,370,193
Redemption of shares - Investor Shares	(9,781,591)	(46,637,413)
Redemption of shares - Institutional Shares	(223,291,722)	(148,904,766)

Net decrease from capital share transactions	(84,210,378)	(11,805,282)

Total increase (decrease) in net assets	(193,424,126)	51,682,459

NET ASSETS - END OF PERIOD	$596,444,466	$789,868,592

Undistributed net investment income	$621,394	$2,823,652

See accompanying notes.	CRM Funds
37

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF PERIOD	$1,156,166,534	$966,179,271

OPERATIONS
Net investment income	5,870,933	4,805,872
Net realized gain from investments	67,982,903	174,559,734
Net change in unrealized appreciation (depreciation) on investments	(89,634,836)	63,264,121

Net increase (decrease) in net assets resulting from operations	(15,781,000)	242,629,727

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(444,562)	(207,450)
Net investment income - Institutional Shares	(8,764,095)	(2,375,498)
Net realized gains on investments - Investor Shares	(15,957,751)	(29,746,259)
Net realized gains on investments - Institutional Shares	(152,325,778)	(96,801,340)

Total distributions to shareholders	(177,492,186)	(129,130,547)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	15,355,557	85,284,955
Sale of shares - Institutional Shares	48,708,742	183,034,982
Reinvestment of distributions - Investor Shares	16,279,375	29,850,718
Reinvestment of distributions - Institutional Shares	158,460,187	97,714,157
Redemption of shares - Investor Shares	(207,403,662)	(112,357,884)
Redemption of shares - Institutional Shares	(106,536,877)	(207,038,845)

Net increase (decrease) from capital share transactions	(75,136,678)	76,488,083

Total increase (decrease) in net assets	(268,409,864)	189,987,263

NET ASSETS - END OF PERIOD	$887,756,670	$1,156,166,534

Undistributed (distributions in excess of) net investment income	$(396,738)	$2,940,986

See accompanying notes.	CRM Funds
38

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF PERIOD	$2,511,021,993	$2,879,011,404

OPERATIONS
Net investment income	9,401,143	13,992,259
Net realized gain from investments	246,385,138	542,449,124
Net change in unrealized appreciation (depreciation) on investments	(240,203,459)	24,398,117

Net increase in net assets resulting from operations	15,582,822	580,839,500

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(3,006,610)	(3,787,974)
Net investment income - Institutional Shares	(11,051,434)	(13,816,018)
Net realized gains on investments - Investor Shares	(126,754,746)	(122,347,495)
Net realized gains on investments - Institutional Shares	(325,611,576)	(302,902,498)

Total distributions to shareholders	(466,424,366)	(442,853,985)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	17,638,555	79,808,543
Sale of shares - Institutional Shares	96,518,103	278,280,806
Reinvestment of distributions - Investor Shares	129,449,734	125,896,925
Reinvestment of distributions - Institutional Shares	310,298,990	285,469,830
Redemption of shares - Investor Shares	(135,415,249)	(431,195,619)
Redemption of shares - Institutional Shares	(525,621,335)	(844,235,411)

Net decrease from capital share transactions	(107,131,202)	(505,974,926)

Total decrease in net assets	(557,972,746)	(367,989,411)

NET ASSETS - END OF PERIOD	$1,953,049,247	$2,511,021,993

Undistributed net investment income	$835,150	$5,492,051

See accompanying notes.	CRM Funds
39

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF PERIOD	$41,719,683	$63,729,254

OPERATIONS
Net investment income	96,057	337,120
Net realized gain from investments	5,161,898	9,837,173
Net change in unrealized appreciation (depreciation) on investments	(3,777,152)	(80,884)

Net increase in net assets resulting from operations	1,480,803	10,093,409

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(69,703)	(159,559)
Net investment income - Institutional Shares	(139,867)	(345,256)
Net realized gains on investments - Investor Shares	(4,236,406)	(2,429,160)
Net realized gains on investments - Institutional Shares	(5,651,452)	(4,041,524)

Total distributions to shareholders	(10,097,428)	(6,975,499)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	373,943	580,231
Sale of shares - Institutional Shares	1,294,703	4,313,814
Reinvestment of distributions - Investor Shares	4,286,059	2,586,887
Reinvestment of distributions - Institutional Shares	5,472,241	3,887,948
Redemption of shares - Investor Shares	(1,532,998)	(9,059,754)
Redemption of shares - Institutional Shares	(7,375,312)	(27,436,607)

Net increase (decrease) from capital share transactions	2,518,636	(25,127,481)

Total decrease in net assets	(6,097,989)	(22,009,571)

NET ASSETS - END OF PERIOD	$35,621,694	$41,719,683

Undistributed net investment income	$4,724	$118,237

See accompanying notes.	CRM Funds
40

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF PERIOD	$49,281,262	$72,674,807

OPERATIONS
Net investment income	18,168	196,251
Net realized gain from investments	4,350,827	9,966,489
Net change in unrealized appreciation (depreciation) on investments	(4,250,295)	2,377,090

Net increase in net assets resulting from operations	118,700	12,539,830

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(74,009)	(99,249)
Net investment income - Institutional Shares	(32,175)	(126,926)
Net realized gains on investments - Investor Shares	(8,354,988)	(3,459,929)
Net realized gains on investments - Institutional Shares	(1,590,746)	(2,332,793)

Total distributions to shareholders	(10,051,918)	(6,018,897)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	884,419	6,517,463
Sale of shares - Institutional Shares	152,316	391,081
Reinvestment of distributions - Investor Shares	8,052,652	3,370,002
Reinvestment of distributions - Institutional Shares	1,555,197	2,440,908
Redemption of shares - Investor Shares	(3,407,582)	(9,890,185)
Redemption of shares - Institutional Shares	(1,994,588)	(32,743,747)

Net increase (decrease) from capital share transactions	5,242,414	(29,914,478)

Total decrease in net assets	(4,690,804)	(23,393,545)

NET ASSETS - END OF PERIOD	$44,590,458	$49,281,262

Undistributed net investment income	$22,714	$110,730

See accompanying notes.	CRM Funds
41

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Global Opportunity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF PERIOD	$5,746,101	$39,378,280

OPERATIONS
Net investment income (loss)	(11,161)	66,989
Net realized gain from investments and foreign currency	225,258	6,600,546
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(400,895)	(2,643,709)

Net increase (decrease) in net assets resulting from operations	(186,798)	4,023,826

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(5,448)	(23,030)
Net investment income - Institutional Shares	(9,135)	(311,150)

Total distributions to shareholders	(14,583)	(334,180)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,200	144,229
Sale of shares - Institutional Shares	5,774	478,740
Reinvestment of distributions - Investor Shares	5,298	22,391
Reinvestment of distributions - Institutional Shares	3,209	13,109
Redemption of shares - Investor Shares	(34,912)	(182,646)
Redemption of shares - Institutional Shares	(366,860)	(37,797,652)
Redemption fee - Investor Shares	5	2
Redemption fee - Institutional Shares	5	2

Net decrease from capital share transactions	(386,281)	(37,321,825)

Total decrease in net assets	(587,662)	(33,632,179)

NET ASSETS - END OF PERIOD	$5,158,439	$5,746,101

Undistributed (distributions in excess of) net investment income	$(3,386)	$22,358

See accompanying notes.	CRM Funds
42

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM International Opportunity Fund
	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
NET ASSETS - BEGINNING OF PERIOD	$22,142,056	$46,002,945

OPERATIONS
Net investment income (loss)	(29,813)	147,866
Net realized gain from investments and foreign currency	211,056	1,853,303
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,673,925)	2,825,391

Net increase (decrease) in net assets resulting from operations	(1,492,682)	4,826,560

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(12,761)	(76,251)
Net investment income - Institutional Shares	(17,660)	(422,071)
Net realized gains on investments - Investor Shares	(843,476)	—
Net realized gains on investments - Institutional Shares	(457,520)	—

Total distributions to shareholders	(1,331,417)	(498,322)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	372,932	426,943
Sale of shares - Institutional Shares	67,750	4,260,704
Reinvestment of distributions - Investor Shares	836,085	74,747
Reinvestment of distributions - Institutional Shares	394,741	316,396
Redemption of shares - Investor Shares	(857,649)	(1,378,025)
Redemption of shares - Institutional Shares	(9,216,226)	(31,889,892)
Redemption fee - Investor Shares	35	—
Redemption fee - Institutional Shares	139	—

Net decrease from capital share transactions	(8,402,193)	(28,189,127)

Total decrease in net assets	(11,226,292)	(23,860,889)

NET ASSETS - END OF PERIOD	$10,915,764	$22,142,056

Undistributed (distributions in excess of) net investment income	$(29,846)	$30,388

See accompanying notes.	CRM Funds
43

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$23.54	$21.94	$18.02	$24.08	$17.00	$14.82

Investment operations:
Net investment income (loss)[1]	—	0.08	0.18 [2]	0.13	(0.01)	(0.07)
Net realized and unrealized gain (loss) on investments	0.52	4.43	4.08	(2.88)	7.09	2.25

Total from investment operations	0.52	4.51	4.26	(2.75)	7.08	2.18

Distributions to shareholders:
From net investment income	(0.07)	(0.04)	(0.34)	—	—	—
From net realized gains on investments	(4.81)	(2.87)	—	(3.31)	—	—

Total distributions to shareholders	(4.88)	(2.91)	(0.34)	(3.31)	—	—

Net Asset Value — End of Period	$19.18	$23.54	$21.94	$18.02	$24.08	$17.00

Total Return	2.85%[3]	21.39%	24.00%	(9.58)%	41.65%	14.71%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.10%[4]	1.07%	1.08%	1.08%	1.08%	1.09%
Net investment income (loss)	0.00%[4]	0.32%	0.88%[2]	0.71%	(0.06)%	(0.38)%
Portfolio turnover rate	46%[3]	66%	77%	103%	115%	115%
Net Assets at the end of period (000’s omitted)	$74,897	$81,948	$104,155	$101,747	$159,302	$142,221

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.09 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.38%.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes.	CRM Funds
44

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$25.37	$23.45	$19.24	$25.43	$17.91	$15.58

Investment operations:
Net investment income (loss)[1]	0.03	0.13	0.23 [2]	0.21	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	0.57	4.75	4.37	(3.05)	7.48	2.36

Total from investment operations	0.60	4.88	4.60	(2.84)	7.52	2.33

Distributions to shareholders:
From net investment income	(0.12)	(0.09)	(0.39)	(0.04)	—	—
From net realized gains on investments	(4.81)	(2.87)	—	(3.31)	—	—

Total distributions to shareholders	(4.93)	(2.96)	(0.39)	(3.35)	—	—

Net Asset Value — End of Period	$21.04	$25.37	$23.45	$19.24	$25.43	$17.91

Total Return	2.98%[3]	21.63%	24.27%	(9.36)%	41.99%	14.96%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.87%[4]	0.85%	0.85%	0.85%	0.85%	0.84%
Net investment income (loss)	0.21%[4]	0.53%	1.10%[2]	1.02%	0.19%	(0.16)%
Portfolio turnover rate	46%[3]	66%	77%	103%	115%	115%
Net Assets at the end of period (000’s omitted)	$521,547	$707,921	$634,031	$625,090	$706,757	$508,423

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.10 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.60%.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes.	CRM Funds
45

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$18.66	$16.94	$14.12	$15.97	$11.45	$10.06

Investment operations:
Net investment income (loss)[1]	0.05	0.05	0.05	0.03	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.43)	3.94	3.06	(0.72)	4.54	1.40

Total from investment operations	(0.38)	3.99	3.11	(0.69)	4.52	1.39

Distributions to shareholders:
From net investment income	(0.10)	(0.02)	(0.09)	—	—	— [2]
From net realized gains on investments	(3.48)	(2.25)	(0.20)	(1.16)	—	—

Total distributions to shareholders	(3.58)	(2.27)	(0.29)	(1.16)	—	— [2]

Net Asset Value — End of Period	$14.70	$18.66	$16.94	$14.12	$15.97	$11.45

Total Return	(1.59)%[3]	25.09%	22.33%	(3.23)%	39.48%	13.82%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.08%[4]	1.07%	1.08%	1.08%	1.08%	1.11%
Net investment income (loss)	0.56%[4]	0.27%	0.32%	0.18%	(0.16)%	(0.05)%
Portfolio turnover rate	38%[3]	86%	96%	96%	97%	126%
Net Assets at the end of period (000’s omitted)	$80,468	$274,988	$245,267	$182,394	$167,235	$43,929

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]	Amount represents less than $0.005.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes.	CRM Funds
46

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$18.93	$17.16	$14.29	$16.12	$11.54	$10.13

Investment operations:
Net investment income[1]	0.12	0.09	0.09	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments	(0.49)	3.99	3.10	(0.72)	4.59	1.40

Total from investment operations	(0.37)	4.08	3.19	(0.67)	4.60	1.42

Distributions to shareholders:
From net investment income	(0.20)	(0.06)	(0.12)	—	(0.02)	(0.01)
From net realized gains on investments	(3.48)	(2.25)	(0.20)	(1.16)	—	—

Total distributions to shareholders	(3.68)	(2.31)	(0.32)	(1.16)	(0.02)	(0.01)

Net Asset Value — End of Period	$14.88	$18.93	$17.16	$14.29	$16.12	$11.54

Total Return	(1.49)%[2]	25.34%	22.65%	(3.07)%	39.86%	14.05%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.87%[3]	0.85%	0.87%	0.87%	0.86%	0.86%
Net investment income	1.30%[3]	0.49%	0.55%	0.38%	0.05%	0.19%
Portfolio turnover rate	38%[2]	86%	96%	96%	97%	126%
Net Assets at the end of period (000’s omitted)	$807,289	$881,179	$720,912	$616,731	$744,192	$382,541

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.	CRM Funds
47

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$35.61	$34.36	$28.14	$30.48	$22.15	$20.18

Investment operations:
Net investment income[1]	0.12	0.12	0.24	0.20	0.12	0.07
Net realized and unrealized gain (loss) on investments	0.07	7.12	6.30	(2.40)	8.30	1.97

Total from investment operations	0.19	7.24	6.54	(2.20)	8.42	2.04

Distributions to shareholders:
From net investment income	(0.19)	(0.18)	(0.32)	(0.14)	(0.09)	(0.07)
From net realized gains on investments	(7.95)	(5.81)	—	—	—	—

Total distributions to shareholders	(8.14)	(5.99)	(0.32)	(0.14)	(0.09)	(0.07)

Net Asset Value — End of Period	$27.66	$35.61	$34.36	$28.14	$30.48	$22.15

Total Return	1.08%[2]	22.95%	23.43%	(7.16)%	38.07%	10.09%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.06%[3]	1.03%	1.02%	1.02%	1.01%	1.03%
Net investment income	0.69%[3]	0.35%	0.78%	0.73%	0.45%	0.32%
Portfolio turnover rate	55%[2]	77%	91%	105%	116%	126%
Net Assets at the end of period (000’s omitted)	$540,028	$654,431	$844,632	$1,062,429	$1,459,517	$1,379,249

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.		CRM Funds
48

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$36.27	$34.90	$28.60	$30.98	$22.53	$20.51

Investment operations:
Net investment income[1]	0.16	0.21	0.32	0.26	0.19	0.13
Net realized and unrealized gain (loss) on investments	0.07	7.23	6.38	(2.44)	8.43	2.01

Total from investment operations	0.23	7.44	6.70	(2.18)	8.62	2.14

Distributions to shareholders:
From net investment income	(0.27)	(0.26)	(0.40)	(0.20)	(0.17)	(0.12)
From net realized gains on investments	(7.95)	(5.81)	—	—	—	—

Total distributions to shareholders	(8.22)	(6.07)	(0.40)	(0.20)	(0.17)	(0.12)

Net Asset Value — End of Period	$28.28	$36.27	$34.90	$28.60	$30.98	$22.53

Total Return	1.19%[2]	23.22%	23.68%	(6.95)%	38.32%	10.39%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.85%[3]	0.81%	0.81%	0.81%	0.80%	0.78%
Net investment income	0.90%[3]	0.57%	1.00%	0.94%	0.67%	0.54%
Portfolio turnover rate	55%[2]	77%	91%	105%	116%	126%
Net Assets at the end of period (000’s omitted)	$1,413,021	$1,856,591	$2,034,380	$2,177,845	$2,693,764	$1,850,728

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.		CRM Funds
49

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$12.23	$12.27	$10.88	$10.91	$8.26	$8.05

Investment operations:
Net investment income[1]	0.02	0.07	0.10	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.40	2.28	1.94	(0.07)	2.64	0.24

Total from investment operations	0.42	2.35	2.04	0.01	2.68	0.25

Distributions to shareholders:
From net investment income	(0.06)	(0.15)	(0.10)	(0.04)	(0.03)	(0.04)
From net realized gains on investments	(3.49)	(2.24)	(0.55)	—	—	—

Total distributions to shareholders	(3.55)	(2.39)	(0.65)	(0.04)	(0.03)	(0.04)

Net Asset Value — End of Period	$9.10	$12.23	$12.27	$10.88	$10.91	$8.26

Total Return	4.07%[2]	21.24%	19.61%	0.15%	32.44%	3.08%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.15%[3]	1.15%	1.15%	1.15%	1.15%	1.28%
Expenses, excluding waiver/reimbursement	1.45%[3]	1.35%	1.31%	1.33%	1.29%	1.30%
Net investment income, including waiver/reimbursement	0.37%[3]	0.54%	0.88%	0.74%	0.36%	0.16%
Portfolio turnover rate	68%[2]	89%	113%	126%	155%	167%
Net Assets at the end of period (000’s omitted)	$15,262	$15,858	$20,816	$19,131	$23,871	$16,065

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.	CRM Funds
50

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$12.25	$12.30	$10.91	$10.95	$8.29	$8.07

Investment operations:
Net investment income[1]	0.04	0.10	0.13	0.09	0.06	0.03
Net realized and unrealized gain (loss) on investments	0.40	2.28	1.94	(0.06)	2.65	0.25

Total from investment operations	0.44	2.38	2.07	0.03	2.71	0.28

Distributions to shareholders:
From net investment income	(0.09)	(0.19)	(0.13)	(0.07)	(0.05)	(0.06)
From net realized gains on investments	(3.49)	(2.24)	(0.55)	—	—	—

Total distributions to shareholders	(3.58)	(2.43)	(0.68)	(0.07)	(0.05)	(0.06)

Net Asset Value — End of Period	$9.11	$12.25	$12.30	$10.91	$10.95	$8.29

Total Return	4.23%[2]	21.52%	19.87%	0.34%	32.73%	3.42%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.90%[3]	0.90%	0.90%	0.90%	0.90%	1.03%
Expenses, excluding waiver/reimbursement	1.20%[3]	1.10%	1.07%	1.09%	1.06%	1.05%
Net investment income, including waiver/reimbursement	0.61%[3]	0.78%	1.15%	0.93%	0.62%	0.36%
Portfolio turnover rate	68%[2]	89%	113%	126%	155%	167%
Net Assets at the end of period (000’s omitted)	$20,359	$25,861	$42,914	$24,210	$45,900	$26,803

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Not annualized.

[3]	Annualized.

See accompanying notes.	CRM Funds
51

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$12.99	$11.88	$9.92	$10.89	$7.85	$7.37

Investment operations:
Net investment income (loss)[1]	— [2]	0.02	0.11 [3]	— [2]	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.01)	2.23	1.98	(0.75)	3.10	0.53

Total from investment operations	(0.01)	2.25	2.09	(0.75)	3.04	0.49

Distributions to shareholders:
From net investment income	(0.02)	(0.03)	(0.10)	—	—	(0.01)
From net realized gains on investments	(2.75)	(1.11)	(0.03)	(0.22)	—	—
Return of capital	—	—	—	—	—	— [2]

Total distributions to shareholders	(2.77)	(1.14)	(0.13)	(0.22)	—	(0.01)

Net Asset Value — End of Period	$10.21	$12.99	$11.88	$9.92	$10.89	$7.85

Total Return	0.46%[4]	19.87%	21.26%	(6.61)%	38.73%	6.58%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%[5]	1.45%	1.49%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.57%[5]	1.45%	1.49%	1.58%	1.77%	2.06%
Net investment income (loss), including waiver/reimbursement	0.04%[5]	0.18%	0.98%[3]	0.04%	(0.56)%	(0.47)%
Portfolio turnover rate	46%[4]	76%	113%	145%	154%	115%
Net Assets at the end of period (000’s omitted)	$38,486	$41,279	$37,537	$24,224	$28,018	$12,016

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]	Amount represents less than $0.005.

[3]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.47%.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.		CRM Funds
52

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$13.10	$11.97	$10.00	$10.95	$7.87	$7.38

Investment operations:
Net investment income (loss)[1]	0.02	0.06	0.13 [2]	0.04	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.01)	2.24	2.00	(0.77)	3.11	0.53

Total from investment operations	0.01	2.30	2.13	(0.73)	3.08	0.51

Distributions to shareholders:
From net investment income	(0.06)	(0.06)	(0.13)	—	—	(0.02)
From net realized gains on investments	(2.75)	(1.11)	(0.03)	(0.22)	—	—
Return of capital	—	—	—	—	—	— [3]

Total distributions to shareholders	(2.81)	(1.17)	(0.16)	(0.22)	—	(0.02)

Net Asset Value — End of Period	$10.30	$13.10	$11.97	$10.00	$10.95	$7.87

Total Return	0.54%[4]	20.16%	21.48%	(6.39)%	39.14%	6.83%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%[5]	1.18%	1.24%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.32%[5]	1.18%	1.24%	1.33%	1.53%	1.87%
Net investment income (loss), including waiver/reimbursement	0.29%[5]	0.43%	1.22%[2]	0.41%	(0.33)%	(0.21)%
Portfolio turnover rate	46%[4]	76%	113%	145%	154%	115%
Net Assets at the end of period (000’s omitted)	$6,105	$8,002	$35,138	$26,195	$11,398	$5,801

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.71%.

[3]	Amount represents less than $0.005.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.	CRM Funds
53

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Investor Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$17.02	$14.91	$12.78	$18.06	$13.20	$11.68

Investment operations:
Net investment income (loss)[1]	(0.04)	0.05	0.11	0.07	0.02	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.56)	2.22	2.02	(3.21)	5.04	1.66

Total from investment operations	(0.60)	2.27	2.13	(3.14)	5.06	1.69

Distributions to shareholders:
From net investment income	(0.04)	(0.16)	—	—	—	—
From net realized gains on investments	—	—	—	(2.14)	(0.20)	(0.17)

Total distributions to shareholders	(0.04)	(0.16)	—	(2.14)	(0.20)	(0.17)

Paid in capital from redemption fees[2]	— [3]	— [3]	— [3]	— [3]	— [3]	— [3]

Net Asset Value — End of Period	$16.38	$17.02	$14.91	$12.78	$18.06	$13.20

Total Return	(3.54)%[4]	15.30%	16.67%	(16.07)%	38.41%	14.42%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%[5]	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	5.02%[5]	2.54%	1.67%	1.62%	1.55%	2.64%
Net investment income (loss), including waiver/reimbursement	(0.55%)[5]	0.29%	0.76%	0.52%	0.11%	0.22%
Portfolio turnover rate	51%[4]	82%	122%	191%	213%	128%
Net Assets at the end of period (000’s omitted)	$2,389	$2,512	$2,219	$1,971	$2,655	$1,497

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	The redemption fees per share were calculated using the average shares outstanding method.

[3]	Amount represents less than $0.005.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.	CRM Funds
54

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Institutional Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$17.21	$15.07	$12.89	$18.14	$13.25	$11.70

Investment operations:
Net investment income (loss)[1]	(0.03)	0.05	0.12	0.09	0.06	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(0.56)	2.28	2.06	(3.20)	5.06	1.58

Total from investment operations	(0.59)	2.33	2.18	(3.11)	5.12	1.72

Distributions to shareholders:
From net investment income	(0.05)	(0.19)	—	—	(0.03)	— [2]
From net realized gains on investments	—	—	—	(2.14)	(0.20)	(0.17)

Total distributions to shareholders	(0.05)	(0.19)	—	(2.14)	(0.23)	(0.17)

Paid in capital from redemption fees[3]	— [2]	— [2]	— [2]	— [2]	— [2]	— [2]

Net Asset Value — End of Period	$16.57	$17.21	$15.07	$12.89	$18.14	$13.25

Total Return	(3.40)%[4]	15.57%	16.91%	(15.81)%	38.75%	14.68%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%[5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	4.78%[5]	1.73%	1.43%	1.38%	1.30%	1.74%
Net investment income (loss), including waiver/reimbursement	(0.32%)[5]	0.30%	0.82%	0.65%	0.37%	0.97%
Portfolio turnover rate	51%[4]	82%	122%	191%	213%	128%
Net Assets at the end of period (000’s omitted)	$2,769	$3,234	$37,159	$55,009	$109,515	$49,171

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Amount represents less than $0.005.

[3]	The redemption fees per share were calculated using the average shares outstanding method.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.	CRM Funds
55

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Investor Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$15.32	$13.86	$12.29	$17.25	$13.00	$11.43

Investment operations:
Net investment income (loss)[1]	(0.03)	0.06	0.17	0.14	0.08	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(1.38)	1.52	1.40	(3.36)	4.83	1.98

Total from investment operations	(1.41)	1.58	1.57	(3.22)	4.91	2.08

Distributions to shareholders:
From net investment income	(0.02)	(0.12)	—	— [2]	(0.03)	(0.04)
From net realized gains on investments	(1.52)	—	—	(1.74)	(0.63)	(0.47)

Total distributions to shareholders	(1.54)	(0.12)	—	(1.74)	(0.66)	(0.51)

Paid in capital from redemption fees[3]	— [2]	—	—	—	—	—

Net Asset Value — End of Period	$12.37	$15.32	$13.86	$12.29	$17.25	$13.00

Total Return	(9.35)%[4]	11.46%	12.78%	(17.70)%	38.14%	17.86%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%[5]	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	2.74%[5]	1.74%	2.10%	2.94%	3.32%	5.12%
Net investment income (loss), including waiver/reimbursement	(0.46)%[5]	0.39%	1.24%	1.08%	0.48%	0.69%
Portfolio turnover rate	37%[4]	102%	134%	220%	239%	120%
Net Assets at the end of period (000’s omitted)	$7,640	$8,955	$8,925	$5,788	$4,865	$2,309

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	Amount represents less than $0.005.

[3]	The redemption fees per share were calculated using the average shares outstanding method.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.		CRM Funds
56

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Institutional Shares
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Years Ended June 30,
		2014	2013	2012	2011	2010
Net Asset Value — Beginning of Period	$15.39	$13.93	$12.32	$17.31	$13.03	$11.45

Investment operations:
Net investment income (loss)[1]	(0.02)	0.05	0.34	0.12	0.15	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(1.38)	1.57	1.27	(3.33)	4.82	1.96

Total from investment operations	(1.40)	1.62	1.61	(3.21)	4.97	2.11

Distributions to shareholders:
From net investment income	(0.06)	(0.16)	—	(0.04)	(0.06)	(0.06)
From net realized gains on investments	(1.52)	—	—	(1.74)	(0.63)	(0.47)

Total distributions to shareholders	(1.58)	(0.16)	—	(1.78)	(0.69)	(0.53)

Paid in capital from redemption fees[2]	— [3]	—	—	—	—	—

Net Asset Value — End of Period	$12.41	$15.39	$13.93	$12.32	$17.31	$13.03

Total Return	(9.28)%[4]	11.68%	12.98%	(17.50)%	38.53%	18.09%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%[5]	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	2.30%[5]	1.35%	1.73%	2.84%	3.10%	4.90%
Net investment income (loss), including waiver/reimbursement	(0.27)%[5]	0.32%	2.42%	0.89%	0.90%	1.07%
Portfolio turnover rate	37%[4]	102%	134%	220%	239%	120%
Net Assets at the end of period (000’s omitted)	$3,276	$13,187	$37,077	$10,675	$18,121	$5,049

[1]	The net investment income per share was calculated using the average shares outstanding method.

[2]	The redemption fees per share were calculated using the average shares outstanding method.

[3]	Amount represents less than $0.005.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.		CRM Funds
57

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2014 (Unaudited)

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”), CRM Global Opportunity Fund (“Global Opportunity Fund”) and CRM International Opportunity Fund (“International Opportunity Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

2.

Significant Accounting Policies. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). The Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market

CRM Funds
58

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2014 (Unaudited) (Continued)

price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Global Opportunity Fund and International Opportunity Fund use a fair value model, developed by an independent third party pricing service, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•	Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As noted above, Global Opportunity Fund and International Opportunity Fund use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

CRM Funds
59

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2014 (Unaudited) (Continued)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of December 31, 2014 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

CRM Funds
60

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2014 (Unaudited) (Continued)

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis among the Funds based on relative net assets.

Global Opportunity and International Opportunity Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the six months ended December 31, 2014.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At December 31, 2014, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
Barclays Capital	$2,823,551	$2,823,551	$—	$—
Credit Agricole	3,978,496	3,978,496	—	—
HSBC Securities USA, Inc	3,978,496	3,978,496	—	—
Royal Bank of Scotland PLC	3,978,496	3,978,496	—	—
SG Americas Securities LLC	1,992,495	1,992,495	—	—

	$16,751,534	$16,751,534	$—	$—

CRM Funds
61

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2014 (Unaudited) (Continued)

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small/Mid Cap Value Fund
Barclays Capital	$4,550,592	$4,550,592	$—	$—
Credit Agricole	4,550,592	4,550,592	—	—
HSBC Securities USA, Inc.	4,550,592	4,550,592	—	—
Mizuho Securities USA, Inc.	957,973	957,973	—	—
Royal Bank of Scotland PLC	4,550,592	4,550,592	—	—

	$19,160,341	$19,160,341	$—	$—

Mid Cap Value Fund
Credit Agricole	$8,023,735	$8,023,735	$—	$—
Royal Bank of Scotland PLC	8,023,735	8,023,735	—	—
SG Americas Securities LLC	7,723,167	7,723,167	—	—

	$23,770,637	$23,770,637	$—	$—

International Opportunity Fund
Barclays Capital	$266,590	$266,590	$—	$—

[1]	The collateral value shown is limited by the amount of the repurchase agreement.
[2]	Net Amount represents the net amount receivable due from the counterparty in the event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and Large Cap Opportunity Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets. For its advisory services to the Global Opportunity Fund and the International Opportunity Fund, CRM receives 0.90% for the first $2 billion of average daily net assets and 0.85% in excess of $2 billion of average daily net assets.

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) (i) with respect to each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund, Global Opportunity Fund and International Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares and Institutional

CRM Funds
62

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2014 (Unaudited) (Continued)

Shares, respectively; and (ii) with respect to Large Cap Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.15% and 0.90% of average daily net assets for Investor Shares and Institutional Shares, respectively. These undertakings will remain in place until November 1, 2015.

CRM provides compliance services to the Funds. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Funds are responsible for reimbursing CRM for the portion of his salary allocated to his duties as the CCO of the Funds at a rate of $75,000 per year.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the six months ended December 31, 2014. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or until he or she earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

CRM Funds
63

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2014 (Unaudited) (Continued)

4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended December 31, 2014, were as follows:

	Purchases	Sales
Small Cap Value Fund	$294,183,494	$483,910,533
Small/Mid Cap Value Fund	361,906,165	611,102,130
Mid Cap Value Fund	1,163,302,505	1,667,697,332
Large Cap Opportunity Fund	25,400,050	33,195,421
All Cap Value Fund	20,451,244	25,334,738
Global Opportunity Fund	2,553,714	2,962,787
International Opportunity Fund	5,453,228	14,700,238

5.

Securities Lending Agreement. The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% (105% in the case of foreign securities) of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At December 31, 2014, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$16,368,147	$16,751,534
Small/Mid Cap Value Fund	18,749,686	19,160,341
Mid Cap Value Fund	32,829,098	33,570,637
International Opportunity Fund	255,254	266,590

CRM Funds
64

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2014 (Unaudited) (Continued)

6.	Capital Share Transactions. Transactions in shares of capital stock for the six months ended December 31, 2014 and the year ended June 30, 2014 were as follows:

	For the Six Month Period Ended December 31, 2014		For the Year Ended June 30, 2014
	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small Cap Value Fund
Sold	52,081	1,388,033	152,724	3,796,390
Issued on reinvestment of distributions	807,488	4,864,879	589,872	3,033,118
Redeemed	(436,272)	(9,364,091)	(2,009,037)	(5,973,160)

Net increase (decrease)	423,297	(3,111,179)	(1,266,441)	856,348

Small/Mid Cap Value Fund
Sold	860,517	2,714,644	4,733,435	10,090,676
Issued on reinvestment of distributions	1,135,242	10,913,236	1,784,262	5,764,847
Redeemed	(11,260,198)	(5,930,808)	(6,255,877)	(11,314,361)

Net increase (decrease)	(9,264,439)	7,697,072	261,820	4,541,162

Mid Cap Value Fund
Sold	516,490	2,865,278	2,260,415	7,748,107
Issued on reinvestment of distributions	4,792,660	11,238,645	3,917,141	8,729,964
Redeemed	(4,165,236)	(15,332,788)	(12,380,402)	(23,573,070)

Net increase (decrease)	1,143,914	(1,228,865)	(6,202,846)	(7,094,999)

Large Cap Opportunity Fund
Sold	29,602	113,229	47,514	345,949
Issued on reinvestment of distributions	481,580	614,168	234,532	352,169
Redeemed	(130,755)	(603,486)	(681,397)	(2,075,541)

Net increase (decrease)	380,427	123,911	(399,351)	(1,377,423)

All Cap Value Fund
Sold	70,714	12,374	521,822	31,366
Issued on reinvestment of distributions	807,688	154,592	283,909	204,089
Redeemed	(284,966)	(185,086)	(788,869)	(2,559,651)

Net increase (decrease)	593,436	(18,120)	16,862	(2,324,196)

Global Opportunity Fund
Sold	71	353	8,675	29,567
Issued on reinvestment of distributions	328	197	1,410	817
Redeemed	(2,130)	(21,354)	(11,395)	(2,308,831)

Net decrease	(1,731)	(20,804)	(1,310)	(2,278,447)

International Opportunity Fund
Sold	24,804	5,411	28,963	290,727
Issued on reinvestment of distributions	66,994	31,529	5,111	21,612
Redeemed	(59,047)	(630,169)	(93,397)	(2,116,583)

Net increase (decrease)	32,751	(593,229)	(59,323)	(1,804,244)

CRM Funds
65

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2014 (Unaudited) (Continued)

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The tax character of distributions paid during the six months ended December 31, 2014 and the year ended June 30, 2014 was as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	Large Cap Opportunity Fund
Six Months ended December 31, 2014
Ordinary income	$2,822,323	$9,208,657	$14,058,044	$209,570
Long-term capital gains	115,123,193	168,283,529	452,366,322	9,887,858

Total distributions	$117,945,516	$177,492,186	$466,424,366	$10,097,428

Year ended June 30, 2014
Ordinary income	$25,976,213	$54,533,719	$93,355,219	$3,582,340
Long-term capital gains	62,796,045	74,596,828	349,498,766	3,393,159

Total distributions	$88,772,258	$129,130,547	$442,853,985	$6,975,499

	All Cap Value Fund	Global Opportunity Fund	International Opportunity Fund
Six Months ended December 31, 2014
Ordinary income	$106,184	$14,583	$30,421
Long-term capital gains	9,945,734	—	1,300,996

Total distributions	$10,051,918	$14,583	$1,331,417

CRM Funds
66

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2014 (Unaudited) (Continued)

	All Cap Value Fund	Global Opportunity Fund	International Opportunity Fund
Year ended June 30, 2014
Ordinary income	$1,984,034	$334,180	$498,322
Long-term capital gains	4,034,863	—	—

Total distributions	$6,018,897	$334,180	$498,322

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by each Fund as of December 31, 2014 was as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Small Cap Value Fund	$497,928,747	$124,607,373	$(19,290,429)	$105,316,944
Small/Mid Cap Value Fund	770,900,128	159,144,019	(26,476,156)	132,667,863
Mid Cap Value Fund	1,727,752,902	354,440,054	(70,425,756)	284,014,298
Large Cap Opportunity Fund	31,658,267	4,922,626	(971,803)	3,950,823
All Cap Value Fund	38,787,603	7,452,210	(1,524,681)	5,927,529
Global Opportunity Fund	5,010,338	559,852	(330,856)	228,996
International Opportunity Fund	11,124,362	1,385,765	(1,175,206)	210,559

8.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

9.

Temporary Borrowing. The Funds participate in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. The Funds are charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to a maximum of one third of its net assets under the agreement, except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Trust is charged an annual 0.03% upfront fee as well as an annual fee of 0.12% of the commitment amount which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The line of credit is scheduled to expire on October 10, 2015. The Funds had no amounts outstanding as of December 31, 2014 or at any time during the six months then ended.

10.

Redemption Fees. Shareholders who sell or exchange shares of Global Opportunity Fund or International Opportunity Fund within 30 days or less after the purchase date are charged a redemption fee of 1.50% of the total redemption amount which is payable to the Fund. The fees are designed to help offset the brokerage commissions, market impacts, and other costs associated with short-term shareholder trading. The fee is accounted for as an addition to paid-in-capital.

11.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

CRM Funds
67

CRM Funds

SEMI-ANNUAL REPORT

DECEMBER 31, 2014 (Unaudited)

CRM Small Cap Value Fund

CRM Small/Mid Cap Value Fund

CRM Mid Cap Value Fund

CRM Large Cap Opportunity Fund

CRM All Cap Value Fund

CRM Global Opportunity Fund

CRM International Opportunity Fund

TRUSTEES
Louis Ferrante, CFA, CPA
Louis Klein, Jr.
Carlos A. Leal, CPA
Clement C. Moore, II

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Investor Information:
800-CRM-2883
www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

 (b)  Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	3/06/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	3/06/2015

By (Signature and Title)*	/s/ Carlos A. Leal
Carlos A. Leal, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date	3/06/2015

* Print the name and title of each signing officer under his or her signature.